485BPOS

As filed with the Securities and Exchange Commission on November 28, 2016

1933 Act Registration Number: 033-36324

1940 Act Registration Number: 811-06153

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 74	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 76

(Check appropriate box or boxes.)

Integrity Managed Portfolios

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, ND 58703

(Name and Address of Agent for Service)

With Copies to:

Felice R. Foundos, Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603-4080

Approximate Date of Proposed Public Offering As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

X	on November 30, 2016, pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (date), pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

{Logo}	November 30, 2016

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND (TICKER: KSMUX)
MAINE MUNICIPAL FUND (TICKER: MEMUX)
NEBRASKA MUNICIPAL FUND (TICKER: NEMUX)
NEW HAMPSHIRE MUNICIPAL FUND (TICKER: NHMUX)
OKLAHOMA MUNICIPAL FUND (TICKER: OKMUX)

PROSPECTUS

This prospectus is intended to provide important information to help you evaluate whether one of the Integrity Managed Portfolios listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Managed Portfolios can help you achieve your financial goals, call Integrity Funds Distributor, LLC at 800-276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

KANSAS MUNICIPAL FUND—FUND SUMMARY	1

MAINE MUNICIPAL FUND—FUND SUMMARY	7

NEBRASKA MUNICIPAL FUND—FUND SUMMARY	13

NEW HAMPSHIRE MUNICIPAL FUND–FUND SUMMARY	19

OKLAHOMA MUNICIPAL FUND—FUND SUMMARY	25

INVESTMENT OBJECTIVES	31

IMPLEMENTATION OF INVESTMENT OBJECTIVES	31
Principal Investment Strategies	31
How Investments are Selected	32
Temporary Defensive Positions	32
Portfolio Turnover	32
Investment Limitations	32

RISKS	33
Principal Risk Factors	33
Hedging Strategies	35

PORTFOLIO HOLDINGS	36

MANAGEMENT AND ORGANIZATION	36
Investment Adviser	36
Portfolio Managers	37

SHAREHOLDER INFORMATION	38
Pricing of Fund Shares	38
Purchase of Fund Shares	39
Important Information about Purchases	40
Redemption of Fund Shares	42
Dividends and Distributions	43
Frequent Purchases and Redemptions of Fund Shares	43
Tax Consequences	45
Cost Basis Method	47

DISTRIBUTION ARRANGEMENTS	47
Sales Loads and Rule 12b-1 Fees	47
Rule 12b-1 Fees	49

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES	49

SHAREHOLDER INQUIRIES AND MAILINGS	50

FINANCIAL HIGHLIGHTS	50
Kansas Municipal Fund	51
Maine Municipal Fund	52
Nebraska Municipal Fund	53
New Hampshire Municipal Fund	54
Oklahoma Municipal Fund	55

APPENDIX—ADDITIONAL STATE AND U.S. TERRITORY AND POSSESSION INFORMATION	56

KANSAS MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.18%
Fee Waivers and Expense Reimbursements(1)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.98%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$348	$602	$882	$1,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.10% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Kansas municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency, or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding alternative minimum tax (“AMT”)). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Kansas and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 15% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Kansas, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Kansas municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. The electric utilities industry has been experiencing increased competitive pressures. Additional risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of gas utility revenue bonds. The Fund may invest in gas utility revenue bonds. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	3.92%
2007	3.49%
2008	-2.38%
2009	10.67%
2010	0.43%
2011	9.76%
2012	4.63%
2013	-1.87%
2014	6.71%
2015	2.77%

(1)The year-to-date return on net asset value as of September 30, 2016 was 2.76%

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.10% (quarter ended September 30, 2009), and the lowest return for a quarter was -3.97% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception November 15, 1990

Return Before Taxes	0.20%	3.80%	3.47%	4.19%

Return After Taxes on Distributions	0.20%	3.80%	3.47%	4.17%

Return After Taxes on Distributions and Sale of Fund Shares	0.81%	3.65%	3.44%	4.22%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.95%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since January 1996	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MAINE MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks a high level of current income exempt from both federal income tax and Maine state income tax (other than the alternative minimum tax (“AMT”)) without assuming undue risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.54%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.30%
Fee Waivers and Expense Reimbursements(2)	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.99%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund’s financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(2)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$349	$629	$937	$1,853

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1.88% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Maine municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Maine personal income taxes (excluding AMT). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Maine and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 30% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Maine, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Maine municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of transportation revenue bonds. The Fund may invest in transportation revenue bonds. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of housing revenue bonds. The Fund may invest in housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	6.01%
2007	3.68%
2008	1.31%
2009	7.15%
2010	-0.30%
2011	10.52%
2012	4.58%
2013	-2.27%
2014	6.00%
2015	2.74%

(1)The year-to-date return on net asset value as of September 30, 2016 was 2.58%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.22% (quarter ended September 30, 2009), and the lowest return for a quarter was -4.95% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception December 5, 1991

Return Before Taxes	0.21%	3.69%	3.61%	4.40%

Return After Taxes on Distributions	0.19%	3.69%	3.61%	4.36%

Return After Taxes on Distributions and Sale of Fund Shares	0.73%	3.51%	3.51%	4.31%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.75%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since December 2003	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NEBRASKA MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax and Nebraska income tax as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.45%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.21%
Fee Waivers and Expense Reimbursements(2)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.99%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund’s financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(2)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$349	$609	$896	$1,749

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.47% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Nebraska municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Nebraska personal income taxes (excluding alternative minimum tax (“AMT”)). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Nebraska and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 15% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Nebraska, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Nebraska municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. The electric utilities industry has been experiencing increased competitive pressures. Additional risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	5.55%
2007	3.27%
2008	-2.41%
2009	9.51%
2010	0.71%
2011	9.77%
2012	4.97%
2013	-3.32%
2014	8.48%
2015	3.03%

(1)The year-to-date return on net asset value as of September 30, 2016 was 3.05%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended September 30, 2009), and the lowest return for a quarter was -4.00% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception November 17, 1993

Return Before Taxes	0.45%	3.95%	3.59%	3.70%

Return After Taxes on Distributions	0.45%	3.95%	3.59%	3.70%

Return After Taxes on Distributions and Sale of Fund Shares	0.97%	3.74%	3.53%	3.75%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.29%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since January 1996	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NEW HAMPSHIRE MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks a high level of current income exempt from both federal income tax (other than the alternative minimum tax (“AMT”)) and New Hampshire state interest and dividend tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.92%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.68%
Fee Waivers and Expense Reimbursements(2)	(0.69)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.99%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund’s financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(2)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$349	$710	$1,109	$2,293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.42% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases New Hampshire municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and New Hampshire state interest and dividend taxes (excluding AMT). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of New Hampshire and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 30% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of New Hampshire, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the New Hampshire municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In addition, various factors may adversely affect health care facility operations, including adoption of national, state and/or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers and governmental agencies to reduce the costs of health care insurance and health care services.

Risks of housing revenue bonds. The Fund may invest in housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	5.33%
2007	3.67%
2008	0.30%
2009	7.77%
2010	1.24%
2011	8.08%
2012	3.81%
2013	-1.95%
2014	5.65%
2015	2.68%

(1)The year-to-date return on net asset value as of September 30, 2016 was 2.50%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.34% (quarter ended September 30, 2009), and the lowest return for a quarter was -3.10% (quarter ended December 31, 2010).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception December 31, 1992

Return Before Taxes	0.09%	3.07%	3.35%	4.03%

Return After Taxes on Distributions	0.09%	3.07%	3.35%	4.00%

Return After Taxes on Distributions and Sale of Fund Shares	0.58%	2.99%	3.25%	3.96%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.54%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since December 2003	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

OKLAHOMA MUNICIPAL FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax and Oklahoma income tax as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements—Sales Loads and Rule 12b-1 Fees” on page 47 of the Fund’s prospectus and “Purchase, Redemption, and Pricing of Shares” on page B-36 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $500,000 or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.19%
Fee Waivers and Expense Reimbursements(1)	(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.98%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses from November 30, 2016 through November 29, 2017 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2017 with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond November 29, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$348	$604	$886	$1,725

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.58% of the average value of its portfolio.

Principal Investment Strategies

The Fund purchases Oklahoma municipal bonds that, at the time of purchase, are either rated investment grade (BBB- or higher) by at least one independent ratings agency or, if non-rated, have been judged by the Fund’s investment adviser to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 5 and 25 years.

To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Oklahoma personal income taxes (excluding alternative minimum tax (“AMT”)). The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Municipal securities generally include debt obligations issued by the state of Oklahoma and its political subdivisions, municipalities, agencies and authorities, and debt obligations issued by U.S. territories and possessions.

State and local governments, their agencies and authorities issue municipal securities to borrow money for various public and private projects. Municipal securities pay a fixed, floating, or variable rate of interest and require the amount borrowed (principal) to be repaid at maturity.

The Fund may invest up to 30% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal income taxes.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the Fund’s investment adviser considers the bond’s yield, price, credit quality, and future prospects. The Fund’s investment adviser will consider selling a municipal bond with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund’s share price, and the value of your investment, may change. When the value of the Fund’s investments goes down, so does its share price. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversification risk. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Municipal securities and single state risks. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Because the Fund invests primarily in the municipal securities of Oklahoma, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of the Oklahoma municipal securities in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. To the extent it invests a significant portion of its assets in the municipal securities of U.S. territories and possessions, the Fund will also be more sensitive to risks specific to such U.S. territories and possessions. In recent years, certain municipal bond issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades.

Interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Risks associated with rising rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Income risk. The income from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio’s current earnings rate.

Liquidity risk. Liquidity risk is the risk that the Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund’s share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund’s investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal insurance risk. The Fund’s investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that the Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Call risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy risk. The investment adviser’s skill in choosing appropriate investments for the Fund will determine in part the Fund’s ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Fund’s real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. The electric utilities industry has been experiencing increased competitive pressures. Additional risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Risks of transportation revenue bonds. The Fund may invest in transportation revenue bonds. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year. The table below shows the Fund’s average annual returns for 1, 5 and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns below do not reflect the Fund’s sales charges, and if these charges were reflected, the returns would be less than those shown.

Annual Total Returns (as of 12/31 each year)(1)

2006	5.82%
2007	2.84%
2008	-5.93%
2009	12.94%
2010	2.05%
2011	11.46%
2012	5.14%
2013	-2.92%
2014	7.03%
2015	3.44%

(1)The year-to-date return on net asset value as of September 30, 2016 was 3.16%.

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.77% (quarter ended September 30, 2009), and the lowest return for a quarter was -4.94% (quarter ended September 30, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years	Since Inception September 25, 1996

Return Before Taxes	0.86%	4.19%	3.78%	3.98%

Return After Taxes on Distributions	0.85%	4.19%	3.78%	3.97%

Return After Taxes on Distributions and Sale of Fund Shares	1.22%	3.89%	3.65%	3.94%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.34%	4.71%	5.39%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since September 1996	Senior Portfolio Manager
Josh Larson	Since November 2014	Portfolio Manager
Shannon D. Radke	Since November 2010	Senior Portfolio Manager; President, Viking Fund Management, LLC

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund’s net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain “private activity bonds” may be subject to the federal AMT. In addition, a portion of the Fund’s distributions may be taxable as ordinary income or capital gains. The Fund’s distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVES

The respective investment objectives and fundamental investment policies of the Kansas Municipal Fund (the “Kansas Fund”), the Maine Municipal Fund (the “Maine Fund”), the Nebraska Municipal Fund (the “Nebraska Fund”), the New Hampshire Municipal Fund (the “New Hampshire Fund”) and the Oklahoma Municipal Fund (the “Oklahoma Fund”; each of the foregoing, a “Fund” and collectively, the “Funds”) may not be changed without shareholder vote. Unless otherwise noted, the Funds’ investment policies are non-fundamental and may be changed by the Funds’ Board of Trustees without shareholder approval.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

Principal Investment Strategies

Municipal Obligations

The Kansas Fund, Maine Fund, Nebraska Fund, and Oklahoma Fund seek, under normal market conditions, to invest all of their respective assets in municipal securities of their respective state or municipal securities of U.S. territories and possessions as described below. Each of the foregoing Funds has adopted a fundamental policy that, under normal market conditions, at least 80% of its assets (including any borrowings for investment purposes) will be invested in municipal securities (as described below) that pay interest exempt from both federal and the relevant state’s income taxes.

Similarly, the New Hampshire Fund has adopted a fundamental policy that, under normal circumstances, it will invest at least 80% of its net assets and borrowings in bonds, including municipal securities, the interest from which is exempt from both federal income tax and the income tax of New Hampshire. In addition, with respect to the New Hampshire Fund, the state’s income tax refers to the interest and dividends tax of such state.

Each of the Funds may, however, invest up to 20% of its assets in securities, on which the interest income is subject to federal income tax or the income tax of its respective state.

Municipal securities (e.g., “Kansas municipal securities”) include debt obligations (such as bonds, notes, commercial paper, and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies, and authorities and U.S. territories and possessions. States, local governments, and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations, and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source (including private activity bonds).

The Funds may purchase municipal securities that represent lease obligations. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term debt securities. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce their risk, the Kansas Fund and the Oklahoma Fund will not invest more than 10% (15% in the case of the Nebraska Fund) of their respective net investment assets in lease obligations.

Each Fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam). The Kansas Fund and Nebraska Fund may not invest more than 15%, and the Maine Fund, New Hampshire Fund, and Oklahoma Fund may not invest more than 30% of their respective total assets in these territorial municipals.

Rating Requirements

The municipal securities in which the Funds invest are required, at the time of purchase, to be either rated investment grade by at least one independent ratings agency or, if unrated, judged to be of comparable quality by the Fund’s investment adviser. Municipal securities rated by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”) will fall within the following grades:

	Bonds	Notes	Commercial Paper
Moody’s	Aaa, Aa*, A*, Baa*	MIG 1, MIG 2	Prime-1, Prime-2
S&P	AAA, AA**, A**, BBB**	SP-1, SP-2	A-1, A-2

*	May be modified by a numerical modifier (i.e., 1, 2, or 3)

**	May be modified by the addition of a plus (+) or minus (-) sign.

If, subsequent to the purchase of a municipal security, the rating or ratings on such security are reduced, a Fund will not be required to dispose of the security. In addition, the Kansas Fund, the Nebraska Fund and the Oklahoma Fund will not invest more than 30% of their respective assets in unrated municipal securities. This is a fundamental policy for such Funds that may not be changed without shareholder approval.

Alternative Minimum Tax

Each Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT. Shares of a Fund, therefore, would not ordinarily be suitable for investors subject to the AMT.

How Investments are Selected

Viking Fund Management, LLC (“Viking Management,” the “Investment Adviser” or the “Adviser”) selects municipal obligations for the Funds based upon its assessment of a bond’s relative value in terms of current yield, price, credit quality, and future prospects. Viking Management reviews municipal securities available for purchase, monitors the continued creditworthiness of each Fund’s municipal investments, and analyzes economic, political, and demographic trends affecting the municipal markets. Based on its analysis of this research, Viking Management selects those municipal obligations that it believes represent the most attractive values.

Temporary Defensive Positions

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, each Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies, or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks that have capital, surplus, and undivided profits that exceed $100 million; time deposits; bankers’ acceptances; repurchase agreements; and obligations of the relevant state with respect to these investments. During such times, the Fund may not achieve its investment objective.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. The Funds anticipate that their annual portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the Funds’ investment objective. The Funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, Viking Management generally considers such factors as the bond’s yield, the continued creditworthiness of the issuer, and prevailing market conditions. Viking Management may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet Viking Management’s investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or Viking Management believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, a Fund’s investment policy may lead to frequent changes in investments.

Investment Limitations

The Funds have adopted certain limitations that cannot be changed without shareholder approval. Under these restrictions, each Fund may not invest 25% or more of its total assets in any single industry. In applying this limitation, government issuers of municipal securities are not considered part of any “industry.” However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects (such as health care, utilities, or mortgage loans). See “Risks—Principal Risk Factors—Municipal Sector Risk” below. See the statement of additional information (“SAI”) for more information regarding the Funds’ investment policies and restrictions and the risks associated with these policies.

RISKS

Principal Risk Factors

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks. Below is additional information about certain of the principal risks that are described in the Fund Summaries:

General Risk: Each Fund’s net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market’s perception of the underlying value and is not necessarily an objective measure of the securities’ values. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

Non-Diversification Risk: Each Fund is non-diversified and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of a Fund’s assets may be invested in the municipal securities of a limited number of issuers, the Fund is exposed to greater market risk, as its portfolio securities may be more susceptible to any single economic, business, political, or regulatory occurrence than the portfolio securities of a diversified fund.In addition, because of the relatively small number of issuers of municipal securities in the respective state, the Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. As a result, the Funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

As noted above, each Fund also may invest in the securities of issuers of municipal securities in U.S. territories and possessions. As a result, to the extent they invest in such securities, the Funds will be more susceptible to economic, political, or regulatory developments that could adversely affect issuers in a U.S. territory or possession and therefore the value of the Funds’ portfolios.

Municipal Volatility Risk: The market values of municipal securities owned by a Fund may decline, at times sharply and unpredictably. Market values of municipal securities are affected by a number of different factors, including tax, legislative and political changes, changes in interest rates, the credit quality of municipal securities issuers, and general economic and market conditions. Lower-quality municipal securities may suffer larger price declines and more volatility than higher-quality municipal securities in response to negative issuer-specific developments or general economic news. During times of low demand or decreased liquidity in the municipal securities market, prices of municipal securities, particularly lower-quality municipal securities, may decline sharply, without regard to changes in interest rates or issuer-specific credit-related events. Such periods of decreased liquidity may occur when dealers that make a market in municipal securities are unable or unwilling to do so, particularly during periods of economic or financial distress.

Municipal Insurance Risk: Although not required, the Funds may invest in securities covered by insurance. Municipal bond insurance generally seeks to guarantee a bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance generally seek to guarantee timely and scheduled repayment of principal and payment of interest on a municipal security in the event of default by the issuer, and generally cover a municipal security to its maturity.

Municipal security insurance does not insure against market fluctuations in a Fund’s share price or guarantee the value of a municipal security. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Downgrades and withdrawal of ratings from insurers of municipal securities have substantially limited the availability of insurance sought by issuers of municipal securities thereby reducing the supply of insured municipal securities. Because of the consolidation among insurers of municipal securities, to the extent that a Fund invests in insured municipal securities, it is subject to the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Municipal Securities and Single State Risks: The values of municipal securities held by a Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services).

To the extent that a Fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory or possession, it will be disproportionately affected by political and economic conditions and developments in that state, territory or possession. In addition, economic, political or regulatory changes in that state, territory or possession could adversely affect municipal bond issuers in that state, territory or possession and therefore the value of a Fund’s investment portfolio.

The Funds may invest in bonds of municipal issuers located in Puerto Rico. In recent years, certain municipal issuers in Puerto Rico have been experiencing financial difficulties and rating agency downgrades. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance.

See the Appendix and the SAI for more information.

Municipal Sector Risk: Each Fund may invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities, and education. Each Fund bears the risk that economic, political or regulatory developments could adversely affect these industries and consequently, the value of a Fund’s portfolio.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can occur when the Fund invests the proceeds from its new share sales or from matured or called bonds at market interest rates that are below the portfolio’s current earnings rate. If a Fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the Fund’s income may decrease if short-term interest rates rise.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions.

Tax Risk: Tax risk is the risk that income from municipal bonds held by a Fund could be declared taxable because of, for example, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Funds’ otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of these proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of the Funds’ portfolios would be adversely affected.

Liquidity Risk: Liquidity risk is the risk that a Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Interest Rate Risk: Debt securities held by a Fund will fluctuate in value with changes in interest rates. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising market interest rates (bond prices generally move in the opposite direction of interest rates). Given that interest rates in the U.S. are currently at, or near, historical lows, a Fund may be subject to greater risk of rising interest rates than would otherwise be the case.Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Additionally, a Fund may buy variable rate obligations. When interest rates fall, the yields on these securities decline. Callable bonds that a Fund may buy are more likely to be called when interest rates fall, and a Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

Credit Risk: Credit risk is the risk that an issuer (or insurer or other credit enhancer) of a bond is unable or unwilling to meet its obligation to make interest and principal payments due to changing financial or market conditions. Economic downturns often result in reduced levels of taxes collected and revenues earned for municipalities. This, in turn, lessens the financial strength of a municipality and increases the credit risk of the securities it issues.

Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. The ratings of a rating agency represent its opinion as to the credit quality of the debt securities it undertakes to rate and do not evaluate market risk. Ratings are not absolute standards of credit quality; consequently, debt securities with the same maturity, duration, coupon, and rating may have different yields. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Appendix to the SAI describes certain of the various ratings assigned to debt securities by Moody’s and S&P.

Cybersecurity Risk: As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Valuation Risk: The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Hedging Strategies

Each Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial futures and related options whose prices, in the opinion of Viking Management, correlate with the values of securities the Fund owns or expects to purchase; these strategies, however, are not principal investment strategies. The Kansas Fund, the Nebraska Fund, and the Oklahoma Fund may not purchase or sell futures contracts or related options if more than one-third of their respective net assets would be hedged immediately after the transaction.

The ability of a Fund to benefit from futures and options on futures is largely dependent on Viking Management’s ability to use such strategies successfully. If Viking Management’s judgment about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, a Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.

A Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Use of options may also (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a Fund to hold a security it might otherwise sell. In addition, it is possible that rules and regulations adopted as the result of a new regulatory framework for the derivatives market may impact the Fund’s hedging strategies.

Integrity Managed Portfolios is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”) and who, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

PORTFOLIO HOLDINGS

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds.

MANAGEMENT AND ORGANIZATION

Investment Adviser

The overall management of the business and affairs of the Funds is the responsibility of the Funds’ Board of Trustees. Since August 1, 2009, Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, has served as the investment adviser to the Funds.

Prior to August 1, 2009, Integrity Money Management, Inc. (“Integrity Money Management”), a subsidiary of Integrity Mutual Funds, Inc. (“Integrity”), served as investment adviser to the Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor Investors, LLC (“Corridor”) and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of the Funds, and Shannon D. Radke, president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Since July 31, 2009, Viking Management has been a wholly‑owned subsidiary of Corridor. Viking Management has served as investment adviser to Viking Mutual Funds since 1999. As of November 16, 2016, Viking Management had net assets under management of approximately $1.1 billion.

Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund’s investment objectives, policies and limitations; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund. Under the terms of the respective investment advisory agreement with a Fund (each, an “Investment Advisory Agreement”), for providing management services, Viking Management is entitled to an annual fund management fee from each Fund of 0.50% of each Fund’s average daily net assets, payable monthly.

Viking Management has contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses and acquired fund fees and expenses) for the period from November 30, 2016 through November 29, 2017 so that the net annual operating expenses of each Fund do not exceed 0.98%, of the respective Fund’s average daily net assets. In addition, Viking Management may at its own discretion from time to time waive fees and reimburse expenses.

For the most recent fiscal year, the Funds noted below paid, after fee waivers and expense reimbursements, the following management fees to Viking Management, as a percentage of average net assets:

Kansas Fund	0.41%
Maine Fund	0.37%
Nebraska Fund	0.40%
New Hampshire Fund	0.27%
Oklahoma Fund	0.40%

Except as provided in the Investment Advisory Agreements, or to the extent reimbursed, paid or otherwise assumed by Viking Management, each Fund generally pays all other respective expenses. These expenses include, but are not limited to: custodial services; transfer agent, accounting, and legal fees; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; insurance premiums; expenses of printing and distributing prospectuses and reports to shareholders; interest; auditing and accounting expenses; compensation of trustees (subject to certain exceptions); taxes; and fees for registering Fund shares. Viking Management may assume additional Fund expenses or waive portions of its fee at its discretion. In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fees or reimburses any expenses to satisfy its contractual expense limitation agreement. See the SAI for an additional discussion of Fund expenses.

Board Approval of Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ Investment Advisory Agreements is available in the Funds’ semi-annual report to shareholders for the six-month period ended January 31, 2016. For a free copy, please call 800-276-1262, visit the Funds’ website at www.integrityvikingfunds.com, or visit the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Manager-of-Managers

Under each Investment Advisory Agreement, the Investment Adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the “1940 Act”) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each Fund approved a “manager-of-managers” structure for their Fund. The Trust has received an order from the SEC permitting the Funds to be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub‑advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Portfolio Managers

The portfolio management team for each Fund consists of Mr. Monte Avery (Senior Portfolio Manager), Mr. Shannon D. Radke (Senior Portfolio Manager), and Mr. Josh Larson (Portfolio Manager).

Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 where he remained until he joined Integrity in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management, including funds, such as the Funds, that were previously advised by Integrity Money Management.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 17 years. Currently, in addition to the Funds (which he began co-managing in November 2010), he serves as co-portfolio manager of various other funds advised by Viking Management.

Mr. Larson holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. In addition, since May 2012, Mr. Larson has served as a co-portfolio manager of the Integrity Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the Integrity Growth & Income Fund, since November 2014, he has served as a co-portfolio manager of the Funds, and since April 2015, he has served as co-portfolio manager of the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota.

Additional Information about the Portfolio Managers

The SAI contains additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Funds.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you pay for your shares is based on the Fund’s net asset value (“NAV”) per share that is determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed, and Fund shares will not be priced, on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. NAV is calculated by taking the total value of the Fund’s assets, including interest or dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

In determining NAV, expenses are accrued and applied daily. Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. To the extent a Fund invests in open-end management companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than exchange-traded funds, which are valued at their current market value) in which the Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

When market quotations are not readily available (which is usually the case for municipal securities), invalid or unreliable, or when a significant event occurs, Integrity Fund Services, LLC (“Integrity Fund Services”) establishes the fair market value pursuant to procedures approved by the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Trustees and periodically by the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require a fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Purchase of Fund Shares

Fund shares may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in “proper form” if the Fund’s transfer agent has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call Integrity Fund Services, the Funds’ transfer agent, at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time, for you to receive that day’s share price. Each Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor, LLC (“Integrity Funds Distributor”) or directly from Integrity Funds Distributor. If you do not have a dealer, call 800-276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers and they may charge you additional service fees.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time), for you to receive that day’s price. However, if you place your order through a dealer prior to the close of trading of the NYSE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Pricing of Fund Shares” for a discussion of how shares are priced.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the opinion of the Investment Adviser, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Fund or other funds advised by the Investment Adviser and accounts under common ownership or control.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase of shares. It is the broker’s or dealer’s responsibility to promptly forward payment and the purchase application to Integrity Fund Services for the investor to receive the next determined NAV. Checks should be made payable to the name of the applicable Fund. The Funds’ transfer agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

You may be asked to provide additional information in order for Integrity Fund Services (the Funds’ transfer agent), Viking Management, or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses.

The Funds may not be available for purchase in every state. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund in your state.

Share certificates are no longer available for the Funds.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

Minimum Investments

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan described below) and make additional investments at any time with as little as $50. The Funds may change these minimum investment requirements at any time and may accept investments of smaller amounts at their discretion.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a contingent deferred sales charge (“CDSC”) if the account is redeemed.

Systematic Investing—The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the “Monthomatic Investment Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan, or credit union account. If an investor has expedited wire transfer redemption privileges with his or her Fund account, such investor must designate the same bank, savings and loan, or credit union account for both the Monthomatic Investment Plan and wire redemption program. If you redeem shares within 15 days after purchasing them under the Monthomatic Investment Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to 15 days. You can stop the systematic investments at any time by sending a written notice to Integrity Fund Services (transfer agent to the Funds), at PO Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Funds may terminate or modify the Monthomatic Investment Plan at any time and may immediately terminate a shareholder’s systematic investment plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Investment Plan.

Exchange Privilege

You can exchange shares between any fund in the Integrity/Viking family of funds (the “Integrity/Viking funds”) with an up-front sales charge structure without paying any additional sales charges. Before requesting an exchange, review the prospectus of the Integrity/Viking fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you purchased shares of a Fund subject to a CDSC, the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any. For purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could, however, assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or a letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

The Integrity/Viking funds include: (1) the Funds, (2) five series of The Integrity Funds known as the Williston Basin/Mid-North America Stock Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund, the Integrity Dividend Harvest Fund, and the Integrity Energized Dividend Fund, and (3) two series of Viking Mutual Funds known as the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota.

Important Information about Purchases

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Integrity Fund Services to identify you. You may also be asked to provide documents that may help establish your identity, such as your driver’s license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements, and other information that will help identify the entity.

Purchases Made through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, and any other institutions having a selling, administration, or any similar agreement with Viking Management, Integrity Funds Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from Viking Management or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described below. In addition, Viking Management, Integrity Funds Distributor, or one or more of their affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing, and/or administrative services support. This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Fees and Expenses of the Fund” in its Fund Summary.

Integrity Funds Distributor or one or more of its affiliates may from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity/Viking fund shares and/or total assets of Integrity/Viking funds held by the firm’s customers. The level of payments that Integrity Funds Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm’s total assets held in and recent investments into Integrity/Viking funds, the firm’s level of participation in Integrity/Viking funds sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Integrity/Viking funds for which these payments are provided. For fiscal year 2016, these payments in the aggregate were approximately 0.010% to 0.020% of the assets in the Integrity/Viking funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which payments are made. This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Fees and Expenses” in its Fund Summary. Integrity Funds Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Integrity Funds Distributor promotes its products and services.

The amount of payments by Integrity Funds Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Funds to you. The dealer or other financial intermediary may elevate the prominence or profile of the Funds within its organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Integrity Funds Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the dealer’s or other financial intermediary’s organization.

Redemption of Fund Shares

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays and Good Friday. You will receive the share price based on the NAV next determined after the applicable Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day’s price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. In addition, if you redeem shares through your investment representative, please note that your investment representative may charge a processing or service fee.

Requests to sell $100,000 worth of shares or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or with a simple letter addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Funds, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

To properly complete your redemption request, your request must include the following information:

•	the Fund’s name;

•	your name and account number;

•	the dollar or share amount you wish to redeem;

•	any required signatures;

•	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	the address where you want your redemption proceeds sent (if other than the address of record);

•	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

•	any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank through the ACH network. If you choose to receive proceeds via check, Integrity Fund Services will normally mail the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm; a notary public cannot provide a signature guarantee.

The Funds reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	when the NYSE is closed (other than weekends and holidays) or trading is restricted as determined by the SEC;

•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific dollar amount withdrawn automatically from your account, subject to any CDSC. You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or the 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Systematic Withdrawal Program (the “Program”). To participate in the Program, shares may not be in certificated form. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Program. You may terminate participation in the Program at any time. The Funds may terminate or modify the Program upon 30 days’ notice.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at NAV without incurring any additional charges. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds. Additionally, the holding period to be used to calculate the CDSC will be reinstated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Funds must be notified that an investment is a reinstatement.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Funds take certain measures to verify telephone requests, they will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Dividends and Distributions

Each Fund passes substantially all of its earnings from income and capital gains along to its investors as distributions. The Funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a Fund consists of all interest income earned on portfolio securities less expenses. The Funds will pay dividends from the net income monthly and distributions of realized short-term or long-term capital gains, if any, in December. These policies are non-fundamental and may be modified by the Funds at any time.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the request. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder’s registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, contact Integrity Fund Services at 800-601-5593.

Frequent Purchases and Redemptions of Fund Shares

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as: the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer and as further set out below. The Funds’ Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser, and their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser, or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject any purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	the Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or Integrity Funds Distributor believe constitute excessive trading;

•	the Funds will reject transactions that violate the Funds’ excessive trading policies or their exchange limits;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and

•	the Funds will process trades received after 3:00 p.m., Central Time at the next business day’s NAV.

However, trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m., Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m., Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator, or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Funds have fair value pricing procedures in place, which are described in the “Pricing of Fund Shares” section of this prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value a Fund would have received if it had sold the investment.

Tax Consequences

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. Because the Funds invest primarily in municipal securities from a particular state, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you (as a taxpayer in that state) receive are generally expected to be exempt from regular federal income tax and, subject to the provisions of that state’s tax law, the regular personal income tax of that state. This section, however, does not describe your state, local, or foreign tax consequences. For more detailed information regarding certain state tax consequences of a Fund investment, see the SAI.

This federal income tax summary is based in part on the advice of counsel for the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Funds’ legal counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Except for exempt-interest dividends as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into three categories: ordinary income distributions, exempt-interest dividends, and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Each Fund intends to distribute dividends that qualify as “exempt-interest dividends,” which generally are excluded from your gross income for federal income tax purposes. Distributions of the Funds’ interest income on certain private activity bonds may be an item of tax preference for purposes of the alternative minimum tax applicable to individuals and corporations. Distributions of net income from tax-exempt obligations may be included in “adjusted current earnings” of corporations for alternative minimum tax purposes. Some or all of the exempt-interest dividends may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed), and income exempt from federal tax may be subject to state and local tax. Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable ordinary income or capital gains as a result of their normal investment activities. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Funds may also be subject to a 3.8 percent “medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Funds are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by a Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize a gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Expenses

Some individuals may be subject to limitations on the amount of their itemized deductions, depending on their income. Further, because the Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend”. The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Funds that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Funds make certain elections and certain other conditions are met. In addition, distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with the Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with the Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are sold first. Financial intermediaries choose their own default method.

DISTRIBUTION ARRANGEMENTS

Sales Loads and Rule 12b-1 Fees

You can buy shares at the offering price, which is the NAV plus an up-front sales charge. Each Fund has also adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that authorizes each Fund to compensate Integrity Funds Distributor for services and expenses incurred in connection with the distribution of shares and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s plan, the respective Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s shares for distribution and shareholder services. Integrity Funds Distributor may pay all or a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Integrity Funds Distributor retains the up-front sales charge and 12b-1 fee on accounts with no authorized dealer of record. Because these fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See “Rule 12b-1 Fees” below for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 or more	0.00%	0.00%	0.00%

With respect to each Fund, in the case of investments made at or above the $500,000 breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Integrity Funds Distributor may pay a commission of up to 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $500,000 or more.

Sales Charge Reductions

The Funds offer a number of ways to reduce or eliminate the up‑front sales charge on Fund shares. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds and other Integrity/Viking funds, such as:

•	information or records regarding shares of the Fund or other Integrity/Viking funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	information or records regarding shares of the Fund or other Integrity/Viking funds held in any account of the shareholder at another financial intermediary; and

•

information or records regarding shares of the Fund or other Integrity/Viking funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. The Funds may modify or discontinue these programs at any time.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely‑controlled business accounts may also be included. The value of shares eligible for a cumulative quality discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent that may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

Each Fund has a group investment and reinvestment program (the “Group Program”), which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge applicable to the group’s aggregate purchases, provided the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI. The sales charge is based on the combined dollar value of the group members’ existing investments, plus the amount of the current purchase. The SAI also has additional information regarding the requirements necessary to qualify for a Group Program.

Investments of $500,000 or More

For each Fund, if you invest $500,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking fund.

Please refer to the SAI for detailed descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Integrity Funds Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Sales Charge Waivers

Shares of a Fund may be purchased without an initial sales charge by particular classes of investors, including (i) owners of interests in Corridor and current and former officers, trustees, directors, governors and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves or for members of their immediate families (as defined in the SAI), or for any company or corporation in which the foregoing persons own a 25% or greater stake; (ii) current and former registered representatives and employees, including their immediate families (as defined in the SAI), of certain broker-dealers having selling group agreements with Integrity Funds Distributor; (iii) current and former employees of certain entities providing advisory, custody, or administrative services to the Fund; (iv) trusts, pension, profit-sharing or other benefit plans for certain of the persons described in (i), (ii) and (iii); (v) purchasers of shares in connection with the acquisition of the assets of or merger or consolidation with another investment company; (vi) investors purchasing through certain fee-based entities; (vii) certain retirement plans, foundations and endowments; and (viii) investors acquiring shares through reinvestments of distributions from certain unit investment trusts formerly sponsored by Integrity Funds Distributor into the Kansas Fund and the Nebraska Fund. For additional information about available sales charge waivers, call your investment representative or call Integrity Fund Services at 800-601-5593. A list of available sales charge waivers may be found in the SAI.

A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions that purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans, which qualify as Group Programs as described above, may also purchase shares of the Funds.

Additional Information

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Funds’ website at www.integrityvikingfunds.com (which includes hyperlinks that facilitate access to this information), in the SAI, or from your financial adviser.

Rule 12b-1 Fees

Integrity Funds Distributor serves as the distributor of the Funds’ shares. In this capacity, Integrity Funds Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay some of the costs of distributing its shares and for providing services to shareholders. Under each Fund’s plan, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets to Integrity Funds Distributor for distribution and shareholder services. Integrity Funds Distributor, in turn, may use this fee to pay authorized dealers (including itself, banks, savings and loan associations, and their associated broker-dealers) an annual service fee of up to 0.25% of the average daily net assets of the shares held in their customer accounts for providing administrative and shareholder services. To be eligible for the 12b-1 service fee, dealers or other service organizations must have been servicing the accounts for more than one year. The services provided may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements, and other documents and providing other personal services to shareholders. Integrity Funds Distributor may also use some or this entire 12b-1 fee for its expenses of distribution of a Fund’s shares. Integrity Funds Distributor retains the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Funds. With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Funds. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Funds make to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Funds pay under their Rule 12b-1 plans and the fees that the Funds pay to Integrity Fund Services for the services it provides as the Funds’ transfer agent and accounting and administrative services provider. The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Funds should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). Integrity Funds Distributor will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with each Fund’s audited financial statements, are included in the annual report, which is available upon request.

Kansas Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.85	$10.56	$11.12	$10.64

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.31	$0.32	$0.30	$0.37
Net realized and unrealized gain (loss) on investments[3]	0.26	0.02	0.29	(0.56)	0.48
Total from investment operations	$0.57	$0.33	$0.61	$(0.26)	$0.85

Distributions from net investment income	$(0.31)	$(0.31)	$(0.32)	$(0.30)	$(0.37)

NET ASSET VALUE, END OF PERIOD	$11.13	$10.87	$10.85	$10.56	$11.12

Total Return (excludes any applicable sales charge)	5.30%	3.03%	5.81%	(2.37%)	8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,489	$58,578	$59,516	$64,405	$48,093
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.18%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income to average net assets1,2,*	2.81%	2.80%	2.95%	2.75%	3.36%
Portfolio turnover rate	12.10%	10.87%	6.63%	13.40%	11.46%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Maine Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.99	$11.00	$10.79	$11.36	$10.77

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.27	$0.29	$0.31	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.33	(0.01)	0.21	(0.57)	0.59
Total from investment operations	$0.60	$0.26	$0.50	$(0.26)	$0.93

Less Distributions:
Distributions from net investment income	$(0.27)	$(0.27)	$(0.29)	$(0.31)	$(0.34)
Distributions from net realized gains	(0.01)	0.00	0.00	0.00	0.00
Total distributions	$(0.28)	$(0.27)	$(0.29)	$(0.31)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$11.31	$10.99	$11.00	$10.79	$11.36

Total Return (excludes any applicable sales charge)	5.44%	2.37%	4.72%	(2.37%)	8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$20,213	$17,475	$17,451	$17,702	$18,084
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.29%	1.28%	1.28%	1.27%	1.29%
Ratio of net investment income to average net assets1,2,*	2.39%	2.45%	2.70%	2.76%	3.11%
Portfolio turnover rate	1.88%	16.18%	11.27%	11.52%	1.87%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Nebraska Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.48	$10.40	$9.99	$10.69	$10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.29	$0.29	$0.29	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.34	0.08	0.41	(0.70)	0.49
Total from investment operations	$0.61	$0.37	$0.70	$(0.41)	$0.83

Distributions from net investment income	$(0.27)	$(0.29)	$(0.29)	$(0.29)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$10.82	$10.48	$10.40	$9.99	$10.69

Total Return (excludes any applicable sales charge)	5.94%	3.54%	7.14%	(3.96%)	8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,217	$41,189	$39,734	$41,633	$46,038
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.20%	1.19%	1.20%	1.20%	1.21%
Ratio of net investment income to average net assets[1,2]*	2.58%	2.72%	2.89%	2.72%	3.22%
Portfolio turnover rate	7.47%	11.76%	3.88%	23.65%	12.38%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

New Hampshire Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.76	$10.74	$10.55	$11.07	$10.66

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.24	$0.28	$0.28	$0.33
Net realized and unrealized gain (loss) on investments[3]	0.31	0.02	0.19	(0.52)	0.41
Total from investment operations	$0.55	$0.26	$0.47	$(0.24)	$0.74

Distributions from net investment income	$(0.24)	$(0.24)	$(0.28)	$(0.28)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$11.07	$10.76	$10.74	$10.55	$11.07

Total Return (excludes any applicable sales charge)	5.12%	2.45%	4.53%	(2.19%)	7.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,754	$5,164	$4,684	$5,173	$4,854
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.67%	1.71%	1.71%	1.67%	1.78%
Ratio of net investment income to average net assets1,2,*	2.17%	2.27%	2.68%	2.62%	3.07%
Portfolio turnover rate	23.42%	13.08%	4.85%	10.57%	13.73%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Oklahoma Municipal Fund

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/29/16	7/31/15	7/31/14	7/31/13	7/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$11.64	$11.60	$11.20	$11.93	$11.24

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.29	$0.31	$0.32	$0.34
Net realized and unrealized gain (loss) on investments[3]	0.46	0.04	0.40	(0.73)	0.69
Total from investment operations	$0.74	$0.33	$0.71	$(0.41)	$1.03

Distributions from net investment income	$(0.28)	$(0.29)	$(0.31)	$(0.32)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$12.10	$11.64	$11.60	$11.20	$11.93

Total Return (excludes any applicable sales charge)	6.47%	2.82%	6.42%	(3.54%)	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,718	$42,427	$38,795	$41,551	$43,253
Ratio of expenses to average net assets after waivers1,2,*	0.98%	0.98%	1.01%	1.08%	1.07%
Ratio of expenses to average net assets before waivers[2]	1.19%	1.18%	1.19%	1.18%	1.19%
Ratio of net investment income to average net assets1,2,*	2.40%	2.44%	2.72%	2.70%	2.93%
Portfolio turnover rate	10.58%	14.53%	1.41%	9.54%	17.72%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

*

For the year ended July 31, 2012, the Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets for the period of August 1, 2011 through April 30, 2012.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

APPENDIX—ADDITIONAL STATE AND U.S. TERRITORY AND POSSESSION INFORMATION

Because each state Fund invests mainly in municipal securities of its state and may also invest in the municipal securities of U.S. territories or possessions, events in that state or, to the extent applicable, U.S. territories and possessions, are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits, and other financial difficulties and changes in the credit ratings assigned to the state’s, territory’s or possession’s municipal issuers. A negative change in any one of these or other areas could affect the ability of a state’s, territory’s or possession’s municipal issuers to meet their obligations.

It is important to remember that economic, budget, and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

Please refer to the SAI for additional information.

KANSAS MUNICIPAL FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

1 Main Street North • Minot, ND 58703 • 701-852-5292
PO Box 500 • Minot, ND 58702
PO Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Adviser

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Legal Counsel

Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

Several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds’ policies and operation. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of any of these materials, to request other information about the Funds, or to make inquiries, or visit the Funds’ website at www.integrityvikingfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Integrity Managed Portfolios
PO Box 500
Minot, ND 58702
800-276-1262

The Fund’s SEC file no. is 811-06153

{Logo}

Statement of Additional Information
November 30, 2016

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND (TICKER: KSMUX)
MAINE MUNICIPAL FUND (TICKER: MEMUX)
NEBRASKA MUNICIPAL FUND (TICKER: NEMUX)
NEW HAMPSHIRE MUNICIPAL FUND (TICKER: NHMUX)
OKLAHOMA MUNICIPAL FUND (TICKER: OKMUX)

PO Box 500
Minot, North Dakota 58702
701-852-5292
800-601-5593 • Transfer Agent
800-276-1262 • Marketing

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Prospectus of the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund, and Oklahoma Municipal Fund (the “Funds”) dated November 30, 2016 (the “Prospectus”). Copies of the Prospectus may be obtained at no charge by writing to the above address or by calling 800-276-1262.

The audited financial statements appear in the Funds’ annual report for their most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. A copy of the annual report may be obtained without charge by writing to the above address or calling 800-276-1262.

HISTORY OF THE FUNDS

Integrity Managed Portfolios is an open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust dated August 10, 1990, and is the type of organization commonly known as a Massachusetts business trust. It is a series company as contemplated under Rule 18f-2 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds is a non-diversified management investment company organized as a series of Integrity Managed Portfolios.

Effective after the close of business on September 28, 2012, the Kansas Municipal Fund acquired the assets of the Kansas Insured Intermediate Fund, previously a series of Integrity Managed Portfolios, in exchange for shares of the Kansas Municipal Fund and the assumption of the liabilities of the Kansas Insured Intermediate Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Classification

The Funds are each a non-diversified series of the Integrity Managed Portfolios (the “Trust”), an open-end management series investment company. The investment objective and certain investment policies of each Fund are described in the Prospectus. The following supplements that information and should be read in conjunction with the Prospectus.

Investment Strategies and Risks

Non-Diversification

As noted, each Fund is a non-diversified series of the Trust. This means that more than 5% of a Fund’s assets may be invested in the obligations of any single issuer. The Funds, however, intend to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) that limits the aggregate value of all holdings (except U.S. Government securities, the securities of other regulated investment companies, cash, and cash items, as defined in the Code) that exceed 5% of the Fund’s total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies) may not exceed 25% of a Fund’s total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund’s total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of “diversification” because a high percentage of the Fund’s assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund’s net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

As a result of a Fund’s non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund’s assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market’s assessment, of the issuers. The identification of the issuer of tax-exempt obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

In addition, because of the relatively small number of issuers of municipal securities in Kansas, Maine, Nebraska, New Hampshire, and Oklahoma, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

B-55

As noted in “Fund Policies” below, a Fund will not invest 25% or more of its total assets in any industry, subject to certain exceptions. Governmental issuers of municipal securities are not considered part of an “industry.” However, municipal securities backed only by the assets and revenues of non-governmental users will, for this purpose, be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry.

Over 25% of the municipal securities in a Fund’s portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues, and expenses. A facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things: demand for services; the ability of the facility to provide the services required; physicians’ confidence in the facility; management capabilities; competition with other hospitals; efforts by insurers and government agencies to limit rates; legislation establishing state rate-setting agencies; expenses; government regulation; the cost and possible unavailability of malpractice insurance; and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid, and other similar third party payer programs.

Over 25% of the municipal securities in a Fund’s portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer’s boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption (in whole or in part) from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954 or Section 143 of the Code, which Sections contain certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Certain of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things: the achievement and maintenance of sufficient occupancy levels and adequate rental income; increases in taxes, employment, and income conditions prevailing in local labor markets; utility costs and other operating expenses; the managerial ability of project managers; changes in laws and governmental regulations; the appropriation of subsidies; and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single-family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale, or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have also considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds.

Over 25% of the municipal securities in a Fund’s portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates that may be charged and the appropriate rate of return on an approved assets basis. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices, and the effect of energy conservation. In addition, federal, state, and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction, and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

Over 25% of the municipal securities in a Fund’s portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants, and endowments. General problems faced by such issuers include declines in the number of “college” age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants, and state funding and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Municipal Securities

Each Fund seeks to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of states, territories, and possessions of the United States (“U.S.”), and their political subdivisions, agencies, and instrumentalities, the interest from which (in the opinion of bond counsel to the issuer) is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for the Nebraska Municipal Fund) (“Municipal Securities”). Information concerning the ability of the Funds to invest in Municipal Securities that pay interest subject to alternative minimum tax is included in the Prospectus of the Funds. Certain information pertaining to state tax exemption is set forth under “Taxation of the Funds—State Taxes.”

Municipal Securities are securities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide, among other things, privately-operated housing facilities; sports, convention, or trade show facilities; airport, mass transit, port, or parking facilities; air or water pollution control facilities; and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax and the income tax of the respective state. Other types of industrial development bonds, the proceeds of which are generally used for the construction, equipping, repair, or improvement of privately-operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. The private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not involve the pledge of the credit of the municipal issuer of such bonds. Rather, the revenues from which these bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

The Municipal Securities in which a Fund invests include its respective state’s tax-exempt bonds, notes, commercial paper, and participation interests (including participation interests in municipal leases), as well as the Municipal Securities of territories and possessions of the U.S. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings, and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor, or other third party.

Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although the participations in municipal leases which a Fund may purchase (hereinafter called “lease obligations”) do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities may not have the depth of marketability associated with more conventional bonds and therefore may be less liquid than other Municipal Securities. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Kansas Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund will not invest more than 10% (15% in the case of the Nebraska Municipal Fund) of their respective net investment assets in lease obligations (including, but not limited to those lease obligations which contain “non-appropriation clauses”), or any other illiquid securities.

The Kansas Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund will only purchase lease obligations that are covered by an existing opinion of legal counsel experienced in municipal lease transactions. The opinion shall state that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state’s income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

Each Fund also may purchase floating and variable rate securities from municipal and non-governmental issuers. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. The Funds’ investment adviser, Viking Fund Management, LLC (the “Investment Adviser” or “Viking Management”) will rely upon the opinion of the issuer’s bond counsel to determine whether such notes are exempt from federal and the relevant state’s income taxation. The variable and floating rate demand notes include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. The Investment Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes.

Certain securities may have an initial principal amount that varies over time based on an interest rate index and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Investment Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Investment Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Investment Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Investment Adviser monitors the liquidity of each Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Standby Commitments

Each Fund may purchase Municipal Securities on a standby commitment basis. A standby commitment is the right to resell a security to the seller at an agreed upon price or yield within a specified period prior to its maturity date. Securities with a standby commitment are generally more expensive than if the same securities were purchased without the commitment. Standby commitments allow a Fund to invest in a security while preserving its liquidity to meet unanticipated redemptions. A Fund will enter into standby commitments only with banks or municipal security dealers that Viking Management believes have minimal credit risk. The value of a standby commitment is dependent on the ability of the writer to meet its repurchase obligation.

Participation Interests

Each Fund may invest in participation interests. Participation interests are interests in loans or securities owned by banks or other institutions in which a Fund may invest directly. A participation interest gives a Fund an undivided proportionate interest in a loan or security determined by the Fund’s Investment Adviser. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide a Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and a Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Risks

The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal debt obligations.

The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government securities, can change in value when there is a change in interest rates. The Funds may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and the resulting market reaction to those initiatives. Changes in the ability of an issuer to make payments of interest and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation, or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debts may become impaired. Moreover, certain debt securities (including certain Municipal Securities) are covered by insurance that generally seeks to guarantee their scheduled payment of interest and repayment of principal. Because a significant amount of the insured Municipal Securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. The value of a Municipal Security may be affected by the credit standing of its insurer. If the credit quality of an insurer is downgraded, the rating on a Municipal Security insured by such insurer may also be downgraded. This may, in turn, sharply reduce and in some cases eliminate the value provided by insurance.

The Funds invest a substantial portion of their assets in investment grade Municipal Securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal Securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P Global Ratings (“S&P”) or Baa or A by Moody’s Investors Service, Inc. (“Moody’s”)) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality Municipal Securities are generally considered to possess adequate, but not outstanding, capacities to service their obligations. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds.

The secondary market for certain Municipal Securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such Municipal Securities at attractive prices. The principal trading market for the Municipal Securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Municipal Securities may depend on whether dealers will make a market in such securities. Moreover, inventories of Municipal Securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell Municipal Securities, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of Municipal Securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance. There can be no assurance that a market will be made for any of the Municipal Securities, that any market for the Municipal Securities will be maintained or of the liquidity of the Municipal Securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly and a Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

In addition, certain of the Municipal Securities in which a Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Fund would suffer a loss of principal.

The yields on Municipal Securities are dependent on a variety of factors, including general money market conditions of the Municipal Securities market, the financial condition of the issuer, general conditions of the state’s tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of a nationally recognized statistical rating organization (“NRSRO”) represent its opinions as to the quality of the Municipal Securities which it undertakes to rate and do not evaluate market risk. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Subsequent to their purchase by a Fund, particular Municipal Securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Fund. Moreover, NRSROs may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

Income from Municipal Securities held by the Funds could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Funds’ otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax. In addition, proposals have been made to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for Municipal Securities. Some of these proposals would apply to interest on Municipal Securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of Municipal Securities for investment by the Funds and the value of the Funds’ portfolios would be adversely affected.

Futures Contracts and Options on Futures

Each Fund may purchase or sell financial futures contracts (“futures contracts”) and related call or put options thereon. These futures contracts and related options thereon will be used as a hedge against anticipated interest rate changes. Each Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund’s portfolio securities. If the Investment Adviser anticipates that interest rates will decline, a Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase.

Some futures contracts, by their terms, provide for physical settlement at maturity. Accordingly, such a futures contract sale would generally create an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would generally create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. Other futures contracts generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

Unlike a futures contract, which requires the parties to buy and sell an instrument on a set date, the purchase of an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of that option. If the holder decides not to enter into the contract, the premium paid for the contract is lost. The value of the option is reflected in the net asset value of the Fund.

A Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying instrument. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Fund may be required to make additional margin payments during the term of the contract. If a Fund has insufficient cash, a Fund may have to liquidate other portfolio securities at a disadvantageous time to meet margin requirements.

The Kansas Municipal Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund may not purchase or sell futures contracts or related options if, immediately thereafter, more than one-third of its respective net assets would be hedged.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund’s portfolio securities. The correlation may be distorted in part by the fact that the futures market is influenced by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations. In this regard, the risk of imperfect correlation may be increased by the fact that a Fund may trade in futures contracts on taxable securities and there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

Another risk is that the Investment Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place or future market trends. For example, if the Fund sold futures contracts in anticipation of an increase in interest rates and then interest rates went down, causing bond prices to rise, the Fund would lose money, including transaction costs, on the sale. Like most other investments, futures contracts and options are subject to the risk that the market value of such instruments will change in a way detrimental to the Fund’s interests.

A Fund could also suffer losses if it is unable to close out a futures contract or an option on futures because of an illiquid secondary market or a daily limit for the price movement of a particular contract has been reached. There can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures contract or option position.

The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”). With respect to each Fund, Viking Management has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a commodity pool operator thereunder.

Subject to specific requirements that apply to certain transactions under various circumstances, the Securities and Exchange Commission (“SEC”) generally requires that when investment companies, such as a Fund, effect certain transactions of the foregoing nature, they must own either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

When effecting transactions in futures contracts and options on futures, a Fund will comply with relevant segregation or cover requirements, as applicable. In addition, it is possible that rules and regulations adopted as the result of a new regulatory framework for the derivatives market may impact the Funds’ hedging strategies.

Cybersecurity risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Liquidity risk

Liquidity risk is the risk that a Fund may not be able to sell a holding in a timely manner at a desired price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in securities. The secondary market for certain municipal securities tends to be less developed and liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such municipal securities at attractive prices. Moreover, inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other secuities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of securities to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the securities’ prices and hurt performance.

Valuation risk

The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Illiquid and Restricted Securities

Each Fund is subject to limitations regarding the purchase of illiquid securities as set forth under “Fund Policies” below. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include:

•	repurchase agreements not entitling the holder to payment of principal within seven days;

•	securities which are not readily marketable; and

•

except as otherwise determined by Viking Management, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”) (“restricted securities”).

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Investment Adviser to be liquid, can become illiquid.

The Board of Trustees (the “Board”) has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Investment Adviser, pursuant to guidelines approved by the Board. The Investment Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:

•	the frequency of trades and quotations for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	the willingness of dealers to undertake to make a market in the security; and

•	the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Investment Adviser may determine that the securities are not illiquid.

Repurchase Agreements

Each Fund may enter into repurchase agreements, subject to the applicable limitations regarding repurchase agreements as set forth under “Fund Policies” below. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period and the seller would agree to repurchase such security at the Fund’s cost plus interest within a specified time (generally one day). Under the 1940 Act, repurchase agreements are considered loans by the Fund. A Fund will not enter into any repurchase agreement in an amount which would jeopardize the Fund’s status as a regulated investment company or its ability to distribute tax-exempt dividends. Although a Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is each Fund’s present intention to enter into repurchase agreements only with respect to obligations of the U.S. Government or its agencies or instrumentalities and with respect to its relevant state’s Municipal Securities. The Funds’ custodian will hold the securities underlying any repurchase agreement in a segregated account. Repurchase agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty may help reduce counterparty insolvency risk with respect to repurchase agreements. In addition, to the extent that proceeds from any sale upon a default are less than the repurchase price, a Fund could suffer a loss.

Leverage Transactions

As described below, the Funds may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions that result in leverage. A Fund uses these investment techniques only when the Investment Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Securities Lending

Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund’s loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments

Each Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment on the securities take place at a later date. Normally the settlement occurs within 45 days after the transaction, but delayed settlements beyond 45 days may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. Each Fund may enter into such “forward commitments” if it holds and maintains until the settlement date in a segregated account with its custodian, cash or high-grade, short-term obligations in an amount at least equal at all times to the amount of its purchase commitment. Subject to applicable law, there is no percentage limitation on the total assets which may be invested in forward commitments. Forward commitments involve a risk of loss if the value of the Municipal Securities or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. Forward commitments also involve the risk that should the securities ultimately not be issued or delivered and the price of comparable securities has increased, the cost of substitute securities having comparable par amounts, ratings and yields will be greater than originally contracted for. Although each Fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. Each Fund may realize short-term profits or losses upon the sale of forward commitments, which profits or losses may constitute capital gains or ordinary income depending upon a number of factors, including the number of sales of such commitments.

Leverage Risk

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts

In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund’s custodian will set aside and maintain, in a segregated account, cash and liquid securities to the extent required by applicable law.

Investment Policies of the Funds

Kansas Municipal Fund

It is a fundamental investment policy of the Kansas Municipal Fund (the “Kansas Fund” or a “Fund”) that, under normal market conditions, at least 80% of the Kansas Fund’s assets (including any borrowings for investment purposes) will be invested in “Kansas Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Kansas income tax. The Kansas Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Kansas income tax.

“Kansas Municipal Securities” refers to debt obligations, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from both federal income taxation and Kansas income taxation. Kansas Municipal Securities generally include debt obligations of the State of Kansas, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities and obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam. The Kansas Fund will not invest more than 15% of its total assets in Kansas Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Maine Municipal Fund

It is a fundamental policy of the Maine Municipal Fund (the “Maine Fund” or a “Fund”) that, under normal market circumstances, at least 80% of such Fund’s assets (including any borrowings for investment purposes) will be invested in “Maine Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Maine income tax. The Maine Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Maine income tax.

“Maine Municipal Securities” refers to debt obligations of Maine, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and Maine income taxation. Maine Municipal Securities generally include debt obligations of the State of Maine, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Maine Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The Maine Fund will not invest more than 30% of its total assets in Maine Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Nebraska Municipal Fund

It is a fundamental policy of the Nebraska Municipal Fund (the “Nebraska Fund” or a “Fund”) that, under normal circumstances, at least 80% of the Nebraska Fund’s assets (including any borrowings for investment purposes) will be invested in “Nebraska Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Nebraska income tax. The Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Nebraska income tax.

“Nebraska Municipal Securities” refers to debt obligations, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from both federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The Nebraska Fund will not invest more than 15% of its total assets in Nebraska Municipal Securities that are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

New Hampshire Municipal Fund

It is a fundamental policy of the New Hampshire Municipal Fund (the “New Hampshire Fund” or a “Fund”) that, under normal market circumstances, at least 80% of the New Hampshire Fund’s net assets (including any borrowings for investment purposes) will be invested in “New Hampshire Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and the state’s income tax, which refers to the interest and dividends tax of such state. The Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and New Hampshire interest and dividends tax.

“New Hampshire Municipal Securities” refers to debt obligations of New Hampshire, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and New Hampshire interest and dividends taxation. New Hampshire Municipal Securities generally include debt obligations of the State of New Hampshire, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. New Hampshire Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The New Hampshire Fund will not invest more than 30% of its total assets in New Hampshire Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Oklahoma Municipal Fund

It is a fundamental policy of the Oklahoma Municipal Fund (the “Oklahoma Fund” or a “Fund”) that, under normal market circumstances, at least 80% of the Oklahoma Fund’s assets (including any borrowings for investment purposes) will be invested in “Oklahoma Municipal Securities” which generate income that is exempt (in the opinion of bond counsel) from both federal income tax and Oklahoma income tax. The Fund may, however, invest up to 20% of its assets in securities, the interest income on which is subject to federal income tax and Oklahoma income tax.

“Oklahoma Municipal Securities” refers to debt obligations of Oklahoma, its political subdivisions, municipalities, and authorities the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation and Oklahoma income taxation. Oklahoma Municipal Securities generally include debt obligations of the State of Oklahoma, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Oklahoma Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, the interest payable on which is (in the opinion of bond counsel to the issuer) exempt from federal income taxation. The Oklahoma Fund will not invest more than 30% of its total assets in Oklahoma Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands, or Guam.

Securities Ratings Information

Each Fund’s investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. In seeking to limit their credit risk, the Kansas Fund, the Maine Fund, the Nebraska Fund, the New Hampshire Fund and the Oklahoma Fund invest in Municipal Securities considered to be investment grade. For this purpose, Municipal Securities considered to be investment grade securities are rated in the top four long-term rating categories or the two highest short-term rating categories by at least one NRSRO or are unrated and determined by the Investment Adviser to be of comparable quality.

Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Investment Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Investment Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P, and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by Moody’s and S&P is included in Appendix B to this SAI. A Fund may use these ratings to determine whether to purchase, sell, or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate, and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Investment Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Finally, if two or more NRSROs rate a security differently, the Investment Adviser may rely on the higher rating.

Additional Risk Considerations

An investment in the Funds is subject to a number of risks, some of which have been described in the Prospectus under the Fund Summary for each Fund and the “Risks” section. See also above for some of the risks associated with the Funds and their investment policies. In addition to the foregoing, you should note that each Fund is a series of a registered investment company, the shares of which are being offered through the same Prospectus. Accordingly, one Fund could be liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning another Fund.

As described in the Prospectus, each of the Funds invests primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its state. In addition, municipal securities include debt obligations of U.S. territories and possessions. Accordingly, the Funds may invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam) and will also be susceptible to factors affecting issuers of municipal securities in these U.S. territories and possessions. In recent years, municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about the ability to make full repayment on these obligations. More recently, certain issuers of Puerto Rican municipal securities have failed to make payments on obligations that have come due, and additional missed payments or defaults may occur in the future. While the Kansas Fund and Nebraska Fund may invest up 15%, the Maine Fund, New Hampshire Fund, and Oklahoma Fund may invest up to 30%, of their respective total assets in the municipal securities of U.S. territories and possessions. Therefore, to the extent they invest in such securities, the Maine Fund, New Hampshire Fund and Oklahoma Fund will be more susceptible to political, economic, legislative or regulatory factors affecting issuers of municipal securities in U.S. territories and possessions, which may have a negative impact on the Fund’s respective portfolio. Set forth in Appendix A are summaries of certain factors that bear upon the risk of investing in municipal securities issued by public authorities in the states of currently offered Funds as well as Guam, Puerto Rico and the U.S. Virgin Islands.

Fund Policies

For purposes of all investment policies of a Fund: (1) the references to the 1940 Act include the rules thereunder, interpretations of the SEC, and any exemptive order upon which the Fund may rely; and (2) the references to the Code include the rules thereunder, IRS interpretations, and any private letter ruling or similar authority upon which the Fund may rely. Except as required by the 1940 Act, the Code, or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of a Fund without shareholder approval.

Kansas Fund, Nebraska Fund, and Oklahoma Fund

Each of the above Funds, as a fundamental policy, may not, without the approval of a majority of the shares of that Fund:

(1)

borrow money, except from banks for temporary or emergency (not leveraging) purposes and then in an amount not exceeding 10% of the value of the Fund’s total assets (including the amount borrowed). Each Fund will not borrow for leveraging purposes and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund’s net income.

(2)

pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings for temporary or emergency purposes.

(3)

purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit of initial or maintenance margin by the Fund in connection with financial futures contracts and related options transactions, including municipal bond index futures contracts or related options transactions, is not considered the purchase of a security on margin.

(4)	make short sales of securities or maintain a short position for the account of the Fund including any short sales “against the box.”

(5)

underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)	purchase or sell real estate, but this shall not prevent the Fund from investing in securities which are secured by real estate or interest therein.

(7)

purchase or sell commodities or commodity contracts except to the extent the futures contracts and options on futures contracts a Fund may trade in are considered to be commodities or commodities contracts.

(8)

with respect to the Kansas Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in the Prospectus. With respect to the Nebraska Fund and Oklahoma Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements.

(9)

with respect to the Kansas Fund, invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to the Nebraska Fund and Oklahoma Fund, invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by the state after which the Fund was named or their political subdivisions, municipalities, agencies and authorities.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

(10)

invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Investment Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

(11)	purchase securities restricted as to resale, if, as a result, such investment would exceed 5% of the value of such Fund’s net assets.

(12)

invest in (a) securities which at the time of such investment are not readily marketable, including participation interests in municipal leases, (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% (15% in the case of the Nebraska Fund) of such Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(13)	with respect to the Nebraska Fund, issue senior securities, except that the Fund may borrow money (as described in fundamental restriction (1) above).

(14)

with respect to the Oklahoma Fund and Kansas Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities and except that with respect to a maximum of 50% of the Fund’s total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

Except for restriction (1), if the percentage restrictions described above are satisfied at the time of the investment, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed. However, with respect to the Oklahoma Fund, restrictions (1) and (12) may not be exceeded at any time.

The following are non-fundamental investment restrictions of each Fund and may be changed by the Board of Trustees without shareholder approval.

Each Fund:

(1)

may invest in other investment companies to the extent permitted by federal law, including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC; and

(2)	will not buy or sell oil, gas or other mineral leases, rights or royalty contracts.

Investment companies in which a Fund may invest will also be subject to advisory fees and other operating expenses. Accordingly, investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Maine Fund and New Hampshire Fund

Each Fund, as a fundamental policy, without the approval of a majority of the shares of that Fund:

(1)

will not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements and provided that borrowings do not exceed 33 1/3% of the Fund’s net assets.

(2)

will not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under federal securities laws.

(3)

will not make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

(4)

will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5)

will not purchase or sell physical commodities or contracts relating to physical commodities, except that options, futures contracts, currencies and currency-related contracts which are otherwise permissible investments will not be deemed to be physical commodities.

(6)

will not issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money as permitted under its investment restrictions and provided the Fund may issue additional series or classes that the Board may establish.

(7)

will not purchase securities, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and municipal securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

The following are non-fundamental investment restrictions of each Fund and may be changed by the Board of Trustees without shareholder approval. As non-fundamental investment policies, each Fund may not:

(1)

pledge, mortgage, or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities, and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

(2)

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities and the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

(3)

purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund’s total assets.

(4)	acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than:

(a)

15% of the Fund’s net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act (“Restricted Securities”); or

	(b)	10% of the Fund’s total assets would be invested in Restricted Securities.

Further, as a non-fundamental investment policy, each Fund may invest in other investment companies to the extent permitted by federal law, including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Each Fund may therefore invest up to 100% of its assets in money market mutual funds and short-term high quality taxable fixed income securities or hold up to 100% of its assets in cash during periods of abnormal market conditions. In addition, pending the investment in municipal securities or to avoid liquidating portfolio securities to meet shareholder redemptions, each Fund may invest up to 20% of its assets in money market mutual funds and taxable fixed income securities or cash. The taxable obligations or securities a Fund may purchase for temporary liquidity purposes or temporary defensive purposes include: obligations of the U.S. government, its agencies or instrumentalities; debt securities rated within the three highest grades by independent rating agencies; commercial paper; certificates of deposit; time deposits; bankers’ acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds. During these periods, a Fund may not be able to achieve its investment objective.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund’s objective in relation to anticipated movements in the general level of interest rates, but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

Each Fund’s investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or underwriting commissions and other transaction costs, on the sale of securities, including municipal securities, as well as on the reinvestment of the proceeds in other securities. Each Fund anticipates that its annual portfolio turnover rate will not exceed 75%. Portfolio turnover rate for a fiscal year is the ratio of the lesser of the dollar amount of the purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. Each Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Frequent changes in a Fund’s portfolio securities may result in higher transaction costs for the Fund.

Disclosure of Portfolio Holdings

The Funds’ Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Investment Adviser, the Funds’ principal underwriters, or affiliated persons of the Funds, investment advisers, or principal underwriters.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so and the Recipients (as defined below) are subject to a duty of confidentiality (including a duty not to trade based on the non-public information). Under the Policy, the receipt of compensation by a Fund, the Investment Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser’s fiduciary duties and the Investment Adviser’s and Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the Policy, the Funds, the Investment Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for the Funds by the Investment Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds are allowed to post up to the top 25 holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Funds also may advertise up to the top 25 holdings quarterly through printed material, which is also posted on the Internet site. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund and (1) may include the name of the security, the CUSIP, SEDOL, and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund, and the cumulative percentage weight of each additional security in the Fund listed and (2) will contain appropriate disclaimers. The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds’ fiscal year and the Form N-CSR for the second and fourth quarter of the Funds’ fiscal year. The Form N-Q report is not required to be mailed to shareholders, but is available to the public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund’s net asset value.

Other Disclosures

To the extent that the Policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds’ legitimate business purpose, and (ii) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions. The following parties currently receive non-public Holdings Information regarding one or more of the Funds on an ongoing basis pursuant to a Nondisclosure Agreement: Bloomberg; FactSet; and Lipper.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Investment Adviser and the Funds currently do not disclose Holdings Information except as noted above. The Funds and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT OF THE FUNDS

The Board of Integrity Managed Portfolios consists of five Trustees. These same individuals also serve as Trustees for the five series of The Integrity Funds and the two series of Viking Mutual Funds. Four Trustees (80% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “Independent” Trustees. The remaining Trustee is “interested” as described below.

Each Trustee serves the Funds until their termination; or until such individual’s retirement, resignation, or death; or otherwise as specified in the Fund’s organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Executive Officer of the Funds.

Note: For purposes of this section, the term “Fund Complex” refers to the five series of Integrity Managed Portfolios, the five series of The Integrity Funds, and the two series of Viking Mutual Funds.

Independent Trustees

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Orlin W. Backes(1) 948 13th Ave SW Minot, ND 58701 Birth date: May 11, 1935 Trustee Began serving Trust: January 1996 12 Funds overseen

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Not Applicable

Wade A. Dokken 1 North Main Street Minot, ND 58703 Birth date: March 3, 1960 Trustee Began serving Trust: February 2016 12 Funds overseen

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co‑President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios (2016 to present), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Not Applicable

R. James Maxson 1 North Main Street Minot, ND 58703 Birth date: December 12, 1947 Trustee Began serving Trust: January 1999 12 Funds overseen

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Peoples State Bank of Velva; St. Joseph’s Community Health Foundation and St. Joseph’s Foundation; and Minot Community Land Trust

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952 Trustee Began serving Trust: January 2006 12 Funds overseen

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist: Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds (2006 to present), Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Not applicable

Interested Trustee

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Complex	Principal Occupations for Past Five Years and Other Directorships Held During Past Five Years

Robert E. Walstad(2) 1 North Main Street Minot, ND 58703 Birth date: August 16, 1944 Trustee and Chairman Began serving Trust: January 1996 (Trustee) 12 Funds overseen

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held During the Past Five Years and Not Set Forth Above: Mainstream Investors, LLC

Officers

Name Address Date of Birth Position with Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held

Shannon D. Radke(3) 1 North Main Street Minot, ND 58703 Birth date: September 7, 1966 President Began serving Trust: August 2009

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to present): Viking Mutual Funds; President (2009 to 2012): Integrity Fund of Funds, Inc.; President (2009 to present): The Integrity Funds and Integrity Managed Portfolios

Other Directorships: Not applicable

Peter A. Quist(3) 1 North Main Street Minot, ND 58703 Birth date: February 23, 1934 Vice President Began serving Trust: January 1996

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Fund of Funds, Inc. (1994 to 2012); Integrity Managed Portfolios (1996 to present); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships: Not applicable

Adam C. Forthun(3) 1 North Main Street Minot, ND 58703 Birth date: June 30, 1976 Treasurer Began serving Trust: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012); Integrity Managed Portfolios and The Integrity Funds (2008 to present); and Viking Mutual Funds (2009 to present)

Other Directorships: Not applicable

Brent M. Wheeler(3)
1 North Main Street
Minot, ND 58703
Birth date: October 9, 1970

Mutual Fund Chief Compliance Officer and Secretary
Began serving Trust: October 2005 (Mutual Fund Chief Compliance Officer) and October 2009 (Secretary)

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to present), The Integrity Funds (2005 to present), Integrity Fund of Funds, Inc. (2005 to 2012), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds and Viking Mutual Funds

Other Directorships: Not applicable

(1)	Mr. Backes has announced his intention to retire from the Board as of December 31, 2016. He will continue to serve on the Board until his retirement on December 31, 2016.

(2)

Trustee who is an “interested person” of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor Investors, LLC (“Corridor”), the parent company of Viking Management, Integrity Fund Services, LLC and Integrity Funds Distributor, LLC. He is also a governor of Corridor.

(3)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, LLC, and Integrity Funds Distributor, LLC). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services, LLC and Integrity Funds Distributor, LLC.

In summarizing the above information, Messrs. Backes, Dokken, Maxson, Stai and Walstad are Trustees, of three open-end investment companies advised by the Investment Adviser (representing 12 portfolios). Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to three open-end investment companies advised by the Investment Adviser (representing 12 portfolios).

Board of Trustees

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Trustees are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency, and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate, among other things, the nature and quality of the services provided by the Investment Adviser, the performance of the Funds, the Investment Adviser’s costs and the profitability to the Investment Adviser, ancillary benefits to the Investment Adviser or its affiliates in connection with its relationship to the Funds, and the amount of fees charged in comparison to those of other investment companies.

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day‑to‑day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s Investment Adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Investment Adviser, the distributor, the administrator, the custodian and the transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the CCO, who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees – an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board Committees” below. Eighty percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board is an Interested Trustee by virtue of his ownership of a membership interest in Corridor LLC, the parent company of Viking Management, Integrity Fund Services, LLC, and Integrity Funds Distributor, LLC. He is also a governor of Corridor. Currently R. James Maxson serves as Lead Independent Trustee. The Lead Independent Trustee is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same five persons on the Board of the Trust serve on the boards of the other funds in the Fund Complex (as defined above). Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this “unitary” structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its “unitary” structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board Oversight of Risk Management

The Board’s oversight extends to the Trust’s risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Funds. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as other overall business risks that could impact the Funds. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost‑effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Integrity/Viking fund family and, until May 1, 2013, was a co-portfolio manager of the Williston Basin/Mid-North America Stock Fund and the Integrity Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Integrity/Viking fund family. He has also previously served as president of several funds in the Integrity/Viking fund family.

Independent Trustees

Orlin W. Backes. Mr. Backes was a member of the law firm of McGee, Hankla, Backes & Dobrovolny, P.C. from 1963 to 2012 where his practice focused on real estate, probate, and oil, gas, and mineral law. He also served as a director of First Western Bank & Trust from 1970 to 2010 and was a member of its trust committee. Mr. Backes has announced his intention to retire from the Board as of December 31, 2016. He will continue to serve on the Board until his retirement on December 31, 2016.

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker-dealer focused, national annuity wholesaling firm, and is also the co-founder and co-president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia and South America.

R. James Maxson. Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota, as well as the boards of directors of St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, and the Minot Community Land Trust. He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation. In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association and a former Democratic National Committeeman for North Dakota.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board Committees

The Audit Committee consists of the four Independent Trustees of the Funds: Orlin W. Backes, Wade A. Dokken, R. James Maxson and Jerry M. Stai. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent accountants the audit plan and results and recommendations following independent audits, reviews the performance of the independent accountants and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent accountants, reviews the adequacy of the Funds’ internal controls, and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 29, 2016, the Audit Committee held three meetings.

The Governance and Nominating Committee consists of the four Independent Trustees of the Funds: Orlin W. Backes, Wade A. Dokken, R. James Maxson and Jerry M. Stai. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending July 29, 2016, the Governance and Nominating Committee held four meetings.

When considering whether to add additional or substitute Trustees to the Board of Trustees of the Funds, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Funds’ Secretary at Integrity Managed Portfolios, Attention: Secretary, PO Box 500, Minot, North Dakota 58702 which includes the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of fund(s) in the Integrity/Viking family of funds in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;

•	the name and background information of the proposed candidates;

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below for the calendar year ending December 31, 2015.

	Independent Trustees				Interested Trustee
	Wade A. Dokken(1)	Orlin W. Backes	R. James Maxson	Jerry M. Stai	Robert E. Walstad
Kansas Fund	None	None	None	None	None
Maine Fund	None	None	None	None	None
Nebraska Fund	None	None	None	None	None
New Hampshire Fund	None	None	None	None	None
Oklahoma Fund	None	None	None	None	None
Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	None	$10,001 - $50,000	$50,001 - $100,000	$1 - $10,000	$10,001 - $50,000

(1)	Mr. Dokken did not serve as a Trustee during 2015.

As of December 31, 2015, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation

For 2016, Trustees who are not considered to be “interested persons” of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $25,000 for serving as trustee on the boards of the funds in the complex. In addition, such Trustees are entitled to receive a fee of $3,500 for each meeting of the Board of Trustees (whether attendance is telephonic or in person) that is not on the regular Board of Trustees meeting schedule. For 2015, such Trustees were paid $24,000. Mr. Walstad, as an “interested person” of the Funds, receives no compensation from the Funds for serving as Trustee; however, he does receive compensation from Corridor for serving in such capacity.

The following table sets forth the compensation for service as a Trustee paid by the Kansas Fund, Nebraska Fund, Oklahoma Fund, Maine Fund, and New Hampshire Fund to each of the Trustees and the total compensation for service as a trustee paid to each Trustee by all the funds in the complex for the calendar year ended December 31, 2015. The Funds have no retirement or pension plans for their Trustees.

	Independent Trustees				Interested Trustee	Total
	Wade A. Dokken(3)	Jerry M. Stai	Orlin W. Backes	R. James Maxson	Robert E. Walstad
	Trustee	Trustee	Trustee	Trustee	Trustee, Chairman
Aggregate Compensation from the Fund(1)
Kansas Fund	$0	$1,263	$1,263	$1,263	$0	$3,789
Maine Fund	$0	$381	$381	$381	$0	$1,143
Nebraska Fund	$0	$885	$885	$885	$0	$2,655
New Hampshire Fund	$0	$106	$106	$106	$0	$318
Oklahoma Fund	$0	$911	$911	$911	$0	$2,733
Total Compensation from Funds and Fund Complex Paid to Trustees(2)	$0	$24,000	$24,000	$24,000	$0	$72,000

(1)	Based on compensation paid by the Funds to the Independent Trustees for the calendar year ended December 31, 2015, for services as a Trustee to the respective Fund.

(2)

Based on the compensation paid by the Funds and the other funds in the complex to the Trustees for the calendar year ended December 31, 2015, for services as a Trustee to the Funds and as a trustee to two other open-end funds representing, in the aggregate, 11 then-existing portfolios, including the Funds.

(3)	Mr. Dokken did not serve as a Trustee during 2015.

Code of Ethics

The Investment Adviser, Integrity Funds Distributor, LLC, and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the applicable code.

Proxy Voting Policies

To the extent a Fund invests in any voting securities, the Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. In the event a Fund were to receive a proxy, the Investment Adviser may follow proxy voting guidelines developed by an independent third party such as Glass, Lewis & Co. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser generally will refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Information on how the Funds voted proxies relating to portfolio securities during the 12‑month period ended June 30, 2016, is available without charge, upon request, by calling 800-276-1262, on the Trust’s Internet site at www.integrityvikingfunds.com, and on the SEC’s Internet site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of November 10, 2016, to the best knowledge of the respective Fund, except as set forth below, no person owned sufficient shares to be deemed to control the Fund. For purposes of the foregoing, “control” means (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Principal Holders

To the best knowledge of the respective Fund, as of November 10, 2016, the following persons owned, of record or beneficially, 5%, or more, or a controlling interest (ownership of greater than 25%), of the shares of the Maine Fund, Nebraska Fund, New Hampshire Fund, and Oklahoma Fund. As of November 10, 2016, no persons owned, of record or beneficially, 5% or more of the shares of the Kansas Fund. In certain cases, the Funds do not have any knowledge of who the ultimate beneficiaries are of the respective shares. A shareholder with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective Fund.

Maine Fund

Name	Address	Percent Ownership

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	17.29%

First Clearing, LLC	2801 Market Street Saint Louis MO 63103	16.98%

LPL Financial	4707 Executive Drive San Diego CA 92121	6.89%

American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	5.09%

Nebraska Fund

Name	Address	Percent Ownership

First Clearing, LLC	2801 Market Street Saint Louis MO 63103	19.18%

Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	9.25%

National Financial Services LLC	499 Washington Blvd Jersey City NJ 07310	7.68%

LPL Financial	4707 Executive Drive San Diego CA 92121	5.36%

New Hampshire Fund

Name	Address	Percent Ownership

National Financial Services LLC	499 Washington Blvd Jersey City NJ 07310	30.74%

First Clearing, LLC	2801 Market Street Saint Louis MO 63103	11.84%

American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	9.94%

LPL Financial	4707 Executive Drive San Diego CA 92121	6.55%

Oklahoma Fund

Name	Address	Percent Ownership

Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	18.95%

LPL Financial	4707 Executive Drive San Diego CA 92121	12.59%

Charles Schwab Co Inc	211 Main St San Francisco CA	6.41%

Management Ownership

As of November 10, 2016, the Officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Since August 1, 2009, Viking Management has been retained by each Fund under an Investment Advisory Agreement to act as the Fund’s investment adviser, subject to the authority of the Board of Trustees. Prior to August 1, 2009, Integrity Money Management, Inc. (“Integrity Money Management”), a subsidiary of Integrity Mutual Funds, Inc. (“Integrity”), served as investment adviser to the Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution and other services to the Funds, as well as to the other funds in the Fund Complex described above under “Management of the Funds,” primarily through its subsidiaries. Viking Management has been a wholly-owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

As investment adviser, Viking Management makes the day-to-day investment decisions for the Funds and continuously reviews, supervises, and administers the Funds’ investment programs. The address of Viking Management is PO Box 500, Minot, North Dakota 58702. As indicated under “Management of the Funds” (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Trust, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a member and governor of Corridor; and (iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund’s investment objectives, policies and limitations; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund. As compensation for the services provided and expenses assumed, each of the Funds has agreed to pay Viking Management an annual management fee, payable monthly, of 0.50% of the respective Fund’s average daily net assets. The Investment Advisory Agreement with each Fund will continue in effect from year to year if specifically approved by the Fund’s Trustees or the Fund’s shareholders and by the Fund’s Independent Trustees in compliance with the requirements of the 1940 Act. The Investment Advisory Agreements may be terminated without penalty upon 60 days’ written notice by either party and will automatically terminate in the event of assignment. For the period from May 1, 2012 through November 29, 2013, Viking Management contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) so that the net annual operating expenses of each Fund did not exceed 1.08% of the respective Fund’s average daily net assets. For the periods from November 30, 2013 through November 29, 2014, from November 30, 2014 through November 29, 2015, and November 30, 2015 through November 29, 2016 respectively, Viking Management contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) so that the net annual operating expenses of each Fund did not exceed 0.98% of the respective Fund’s average daily net assets. Viking Management has extended such contractual agreement for the period from November 30, 2016 through November 29, 2017. In addition, Viking Management may at its own discretion from time to time waive fees and reimburse expenses. Moreover, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement. Expenses not paid, reimbursed or otherwise assumed by Viking Management or an affiliated service provider are payable by the respective Fund.

For the three most recent fiscal years, the table below sets forth (i) the advisory fees Viking Management was entitled to; (ii) fees waived and expense reimbursements; and (iii) amounts paid net of expenses reimbursed and fees waived for the specified Funds:

	$ Earned (Gross)			Advisory Fee Waivers and Expense Reimbursements			$ Paid Net of Fees Waived and Expense Reimbursements
	7/31/2014	7/31/2015	7/29/2016	7/31/2014	7/31/2015	7/29/2016	7/31/2014	7/31/2015	7/29/2016
Kansas Fund	$304,220	$293,863	$291,410	$0	$0	$52,521	$304,220	$293,863	$238,889
Maine Fund	$86,656	$87,609	$91,228	$0	$0	$23,707	$86,656	$87,609	$67,521
Nebraska Fund	$200,943	$202,305	$214,232	$0	$0	$43,299	$200,943	$202,305	$170,933
New Hampshire Fund	$24,008	$23,516	$26,276	$0	$0	$11,931	$24,008	$23,516	$14,345
Oklahoma Fund	$196,652	$204,261	$218,519	$0	$0	$42,382	$196,652	$204,261	$176,137

Manager-of-Managers

Under each Investment Advisory Agreement, the investment adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each Fund approved a “manager-of-managers” structure for their Fund. The Trust has received an order from the SEC permitting the Funds to be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but WITHOUT obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Principal Underwriter

Shares of each Fund are offered through Integrity Funds Distributor, LLC (the “Distributor” or “Integrity Funds Distributor”), 1 North Main Street, Minot, North Dakota 58703.

Since July 31, 2009, the Distributor has been a wholly-owned subsidiary of Corridor. Prior to July 31, 2009, the Distributor was a wholly-owned subsidiary of Integrity. Shannon D. Radke is an officer, a governor and a member of Corridor, an officer of the Trust, and an officer and governor of Integrity Funds Distributor. Peter A. Quist is a governor and a member of Corridor and an officer of the Trust. Robert E. Walstad is a governor and a member of Corridor and a Trustee and Chairman of the Trust. Adam C. Forthun and Brent M. Wheeler are officers of the Trust. See “Management of the Funds.” Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 Fees (as defined in “Rule 12b-1 Plans” below) or brokerage commissions by the Funds to the Distributor.

Under the Distribution and Services Agreement between the respective Fund and the Distributor, the Distributor pays the expenses of distribution of a Fund’s shares, including preparation and distribution of literature relating to a Fund and its investment performance, advertising, and public relations material. Each Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. Each Fund will pay the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states after the initial qualification of the shares. In addition, each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the respective Fund will pay some costs of the distribution of its shares. Such Funds will each pay the Distributor annually 0.25% of the average daily net assets of respective Fund and the Distributor may in turn pay firms that sell the respective Fund’s shares an annual service fee of up to 0.25% of average daily net assets of their customer accounts in existence for more than one year for administrative and shareholder services or use some or all of such payment to pay other distribution expenses which otherwise would be payable by the Distributor. See “Rule 12b-1 Plans” below. See also “Underwriter” below for additional information regarding the Distributor and its compensation.

Each Distribution and Services Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Board of Trustees of the Fund and by the Fund’s Independent Trustees in compliance with the 1940 Act. Each such agreement may be terminated upon ninety days’ written notice by the Distributor or the applicable Fund and will automatically terminate if it is assigned.

Service Agreements

Integrity Fund Services, LLC (“Integrity Fund Services”), a wholly-owned subsidiary of Corridor and a North Dakota limited liability company affiliated with the Investment Adviser and Distributor, provides the Funds with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703. Prior to July 31, 2009, Integrity Fund Services was a wholly-owned subsidiary of Integrity.

Accounting Service Provider and Administrator

As accounting service provider to the Funds, Integrity Fund Services provides accounting services that may include, but are not limited to: bond interest and amortization accruals, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. As administrator for the Funds, Integrity Fund Services manages all aspects of a Fund’s operations except those provided by other service providers. For accounting and administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee, and reimburses Integrity Fund Services for certain out-of-pocket expenses.

Transfer Agent

As transfer agent, Integrity Fund Services is responsible for, among other things, administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the Funds’ custodian) of shares. For its transfer agency services, each Fund pays Integrity Fund Services an asset-based fee, and reimburses Integrity Fund Services for certain out-of-pocket expenses.

The table below indicates the fees for accounting, administrative and transfer agency services for the fiscal years ending on the dates indicated:

	Combined Accounting Services and Administrative Services Fees*			Transfer Agency Fees*
	7/31/14	7/31/15	7/29/16	7/31/14	7/31/15	7/29/16
Kansas Fund	$58,445	$46,258	$85,301	$51,563	$40,990	$70,933
Maine Fund	$17,145	$13,983	$35,936	$10,294	$8,542	$20,134
Nebraska Fund	$35,793	$30,942	$65,966	$28,500	$25,030	$50,575
New Hampshire Fund	$3,273	$2,358	$16,485	$1,260	$992	$4,399
Oklahoma Fund	$38,495	$32,527	$67,633	$29,649	$25,885	$51,886

*	After waivers and reimbursements, if any.

Rule 12b-1 Plans

Each Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

Under each Plan, the applicable Fund pays the Distributor an annual fee not to exceed 0.25% of the average daily net assets of the respective Fund (the “12b-1 Fee”). The Distributor may use these 12b-1 Fees to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Investment Adviser, banks and savings and loan institutions and their affiliates, and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship (the “Accounts”), provided that no such payment with respect to an Account shall be made until the Service Organization has been servicing such account for more than one year. To the extent any of the 12b-1 Fees are not paid to Service Organizations as a service fee, the Distributor may use such fees for its expenses of distribution of Fund shares. The 12b-1 Fees paid to the Distributor are calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

The table below provides the fees paid by the Funds specified, under the Plan, net of waivers, for the period indicated and the amount of fees waived by the Distributor.

	12b-1 Fees for Fiscal Year Ended 7/29/16
	Fees Before Waivers	Fees After Waivers	Fees Waived by Distributor
Kansas Fund	$145,705	$119,445	$26,260
Maine Fund	$45,614	$33,761	$11,853
Nebraska Fund	$107,116	$85,467	$21,649
New Hampshire Fund	$13,138	$7,172	$5,966
Oklahoma Fund	$109,260	$88,069	$21,191

The 12b-1 Fees paid by the Funds during the fiscal year ended July 29, 2016 were spent as follows:

	Compensation to Broker-Dealers	Promotion and Advertising	Distribution-Related Overhead	Salaries and Payroll Taxes	Absorbed by the Distributor(1)
Kansas Fund	$87,804	$1,431	$20,937	$91,093	$(81,820)
Maine Fund	$29,689	$461	$6,644	$29,018	$(32,051)
Nebraska Fund	$61,479	$1,070	$15,432	$67,366	$(59,880)
New Hampshire Fund	$20,073	$132	$1,868	$8,215	$(23,116)
Oklahoma Fund	$73,895	$1,076	$15,760	$68,526	$(71,188)

(1)

Shows the difference between 12b-1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of July 29, 2016, the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years:

	Dollar Amount	Percentage of Fund Net Assets
Kansas Fund	$(527,995)	0.87%
Maine Fund	$(29,543)	0.15%
Nebraska Fund	$(899,986)	1.95%
New Hampshire Fund	$(29,976)	0.44%
Oklahoma Fund	$(1,120,147)	2.43%

The Distributor, at its own expense, may make payments to dealers who are holders or dealers of record for accounts in one or more of the Funds. A dealer’s marketing support services may include: business planning assistance; educating dealer personnel about the Funds and shareholder financial planning needs; placement on the dealer’s preferred or recommended fund list and access to sales meetings, sales representatives, and management representatives of the dealer. The Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, the Distributor, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation provided by the Distributor may include financial assistance to dealers that enables the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self‑regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). The Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also “Purchase, Redemption, and Pricing of Shares—Offering Price” and “Underwriter—Compensation—Other Compensation to Certain Dealers” for additional information regarding compensation to dealers.

Other Service Providers

Custodian

Wells Fargo Bank, NA, Trust & Custody Solutions (the “Custodian”), MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Independent Registered Public Accounting Firm

Each Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi-annual unaudited financial statements of the Funds. The independent registered public accounting firm will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

Counsel

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603-4080, serves as counsel for the Trust.

PORTFOLIO MANAGERS

The portfolio management team for each Fund consists of Mr. Monte Avery (Senior Portfolio Manager), Mr. Shannon D. Radke (Senior Portfolio Manager), and Mr. Josh Larson (Portfolio Manager).

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity in 1995. Since that time, Mr. Avery was a co-portfolio manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. and, effective in February 2000 through July 2009, the portfolio manager to those funds. From January 1996 until September 2001 and September 2002 until it was liquidated in December 2012, he was a portfolio manager for the Integrity Fund of Funds, Inc. He had been a co-portfolio manager of the Kansas Fund, Kansas Insured Intermediate Fund, Nebraska Fund, and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and manager of the Maine Fund and the New Hampshire Fund in December 2003. He is currently a co-manager of the Funds, and managed or co-managed the Kansas Insured Intermediate Fund from January 1996 through September 2012. In addition, since February 2010, he has been a co-portfolio manager of various funds in the Integrity/Viking fund family. Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 17 years. Currently, in addition to the Funds (which he began co-managing in November 2010), he is a  co-portfolio manager of various funds in the Integrity/Viking fund family.

Mr. Larson holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. In addition, since May 2012, Mr. Larson has served as a co-portfolio manager of the Integrity Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the Integrity Growth & Income Fund, since November 2014, he has served as a co-portfolio manager of the Funds, and since April 2015, he has served as co-portfolio manager of the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota.

Other Accounts Managed and Share Ownership in the Funds Served as of July 29, 2016

The number of, and total assets in, all registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Funds beneficially owned by, the portfolio managers as of July 29, 2016, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Other than the Funds) and Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Funds
Monte Avery	5 accounts with assets of $729 million	None	None	None
Josh Larson	4 accounts with assets of $227 million	None	None	None
Shannon D. Radke	6 accounts with assets of $817 million	None	None	None

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds and accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund or account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts.

•

Each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees, including the portfolio manager, under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Each portfolio manager’s compensation is based on a fixed salary paid every other week. The portfolio managers are not compensated for client retention or on the performance of the Funds. Also, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 6% match by Corridor of an employee’s gross pay as long as the employee has elected to contribute at least 6% of his or her gross pay.

In addition, Mr. Radke owns membership interests in Corridor equal to approximately 9.8% of Corridor’s total membership interests. He initially received a membership interest in 2009 in exchange for, among other things, his experience and role in the operations of Corridor. Mr. Radke also purchased a portion of his membership interests in Corridor. In connection with his role, Mr. Larson also owns a membership interest in Corridor that is equal to less than 1% of Corridor’s total membership interests.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

Municipal bonds, notes, and short-term securities in which a Fund invests are traded primarily on the over‑the‑counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Accordingly, the Investment Adviser expects that transactions in municipal securities will be effected on a principal (as opposed to an agency) basis and does not expect to pay any brokerage commissions on such transactions. Purchases may be made from distributors, dealers, or issuers. A Fund’s cost of portfolio securities transactions will consist primarily of dealer or distributor spreads. The Funds may also pay mark‑ups on principal transactions. The Funds will not engage in principal transactions with affiliates. Commissions will be paid on the Funds’ futures and options transactions, if any.

Commissions

The Funds did not pay brokerage commissions, including to brokers affiliated with the Funds, Viking Management, Corridor, or the Distributor, during the fiscal years ended July 31, 2014, July 31, 2015, and July 29, 2016.

Brokerage Selection

Allocation of portfolio transactions to various brokers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The Investment Adviser may consider a number of factors in determining brokers to use for a Fund’s portfolio transactions including the quality, quantity, price and nature of each firm’s professional services.

The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Investment Adviser may consider a broker’s services including execution, clearance procedures, and wire service quotations. The Investment Adviser may also consider statistical and other investment research information provided to the Funds and the Investment Adviser. Research services may include advice as to the value of securities; quotes to value a Fund’s assets; the advisability of investing in purchasing, or selling securities; the availability of securities, purchasers, or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors; and trends, portfolio strategy, and performance of accounts. Any research benefits derived are available for all clients of the Investment Adviser and not all the services may be used by the Investment Adviser in connection with a Fund. Since statistical and other research information is only supplementary to the research efforts of the Investment Adviser and still must be analyzed and reviewed by one of its staff, the receipt of research information is not expected to materially reduce the Investment Adviser’s expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Adviser may take into consideration that certain firms provide market, statistical, or other research information to the Funds and the Investment Adviser. The Investment Adviser and the Funds may place orders to effect purchases and sales of portfolio securities with and pay brokerage commissions to brokers that are affiliated with the Funds, the Investment Adviser, or Distributor, or selected dealers participating in the offering of a Fund’s shares. Subject to rules adopted by the SEC, a Fund may also purchase municipal securities from other members of underwriting syndicates of which the Distributor or other affiliates of the Funds are members.

The Board of Trustees has adopted certain policies which are reasonably designed to provide that the brokerage commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees, or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Rule 17e-1 under the 1940 Act and the Funds’ related procedures also contain review requirements and require the Investment Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to affiliated brokers.

If it is believed to be in the best interests of a Fund, the Investment Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the respective Fund will have to pay a higher commission (or, if the broker’s profit is part of the cost of the security, will have to pay a higher price for the security) than another broker would have charged. This will be done, however, only if (in the opinion of the Investment Adviser) the amount of additional commission or increased cost is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of that particular transaction or the Investment Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

If purchases or sales of securities for a Fund, for one or more Funds of the Trust, investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities will be allocated among the Funds, investment companies, and other clients in a manner deemed equitable to all by the Investment Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

The Funds expect that their portfolio transactions in municipal securities will generally be effected on a principal (as opposed to agency) basis and, accordingly, do not expect to incur significant brokerage commissions. Each Fund’s cost of portfolio transactions will consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. Brokerage commissions will be paid on the Funds’ futures and option transactions, if any.

While the Investment Adviser will be primarily responsible for the placement of the Funds’ business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

CAPITAL STOCK

Integrity Managed Portfolios is an open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust (“Trust Agreement”) dated August 10, 1990, and is the type of organization commonly known as a “Massachusetts business trust.” It is a series company as contemplated under Rule 18f-2 under the 1940 Act. Each of the Funds is a non-diversified management investment company organized as a series of the Trust. The Funds currently are the only outstanding series of the Trust. The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, from each series that is designated by the Board of Trustees. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to such portfolio with each other share of such portfolio and to such dividends and distributions out of the income belonging to such portfolio as are declared by the Trustees. The shares do not have cumulative voting rights nor any preemptive rights or conversion rights. In case of liquidation, subject to the rights of creditors, the holders of shares of each portfolio being liquidated will be entitled to receive as a series an equal proportionate interest in the distribution out of the net assets belonging only to that portfolio. Under the Trust Agreement, expenses attributable to any specific portfolio (whether start-up for a new portfolio or on-going operating expenses) will be borne by that portfolio. Any general expenses not readily identifiable as belonging to a particular portfolio are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, usually in proportion to the portfolio’s relative net assets. The net asset value of the shares of any portfolio will be computed based only upon the net assets of such portfolio.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a Fund, as does a partner of a partnership. The Trust Agreement contains an express disclaimer of liability on the part of Fund shareholders. Thus, the risk of Fund shareholder liability appears slight and limited to a circumstance where a Fund itself is unable to meet its obligations.

As a general matter, each Fund is not required to and does not intend to hold annual or other meetings of the respective Fund’s shareholders. However, the Trust Agreement provides for Fund shareholder voting with respect to certain matters, including: (a) the election or removal of one or more Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required by the 1940 Act (unless an exemptive order or other relief provided by the SEC applies); (c) any termination or reorganization of the Trust or any Fund to the extent and as provided in the Trust Agreement; (d) any amendment of the Trust Agreement (other than amendments establishing and designating new series, abolishing a series, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any provision thereof which is defective or inconsistent with the 1940 Act or with the requirements of the Code and applicable regulations for a Fund to obtain the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by more than 50% of the shares entitled to vote; (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of a Fund or the shareholders; and (f) with respect to such additional matters relating to the respective Fund as may be required by the 1940 Act (such as changes in a Fund’s investment policies and restrictions), the Trust Agreement, the by‑laws of the Trust, or any registration of a Fund with the SEC or any state or as the Trustees may consider necessary or desirable.

Meetings of shareholders may be called upon written application specifying the purpose of the meeting by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding. In connection with the shareholders’ right to remove a Trustee, shareholders will be assisted with their communication in such manner.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires, or is removed by the shareholders or a majority of the Trustees.

The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all Fund shares entitled to vote, irrespective of portfolio, shall be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act, such requirements as to a separate vote by that portfolio shall apply in lieu of the aggregate voting as described above, and (b) when the Trustees have determined that the matter affects only the interests of one or more portfolios, then only shareholders of the affected portfolios shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company with separate portfolios like this Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio “affected by” such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless the interests of each portfolio in the matter are substantially identical or the matter does not affect any interests of such portfolio. The Rule specifically exempts the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees from such separate voting requirements. In addition, the Rule provides that a majority vote of a portfolio’s shareholders is effective approval of an advisory contract for that series, unless state law requires otherwise. In addition, changes in certain investment policies of an investment company are also subject to separate voting requirements.

The Trust Agreement provides that the presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast on a matter (or if voting is to be by portfolio, shareholders of each portfolio entitled to vote at least thirty percent (30%) of the votes entitled to be cast by each portfolio) shall constitute a quorum. This permits a meeting of shareholders of a Fund to take place even if less than a majority of the shareholders are present on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum (the election of Trustees and the ratification of the selection of independent public accountants are examples). Some matters requiring a larger vote under the Trust Agreement, such as certain amendments of the Trust Agreement, would not be affected by this provision. This is also true with respect to matters which under the 1940 Act require the vote of a majority of the outstanding voting shares (as defined below) of the Trust or a particular portfolio.

As used in this Statement of Additional Information, the term “majority of the outstanding shares” of either the Trust or a particular Fund of the Trust means the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund.

Under the terms of the Trust Agreement, a Trustee is liable for his own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or of law. The Trust Agreement generally provides for indemnification by the Trust of the Trustees and the officers of the Trust. Indemnification will not be provided, however, with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust. In addition, such person may not be indemnified against any liability to the Trust or the Trust shareholders by reason of a final adjudication that he engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also provides that any agreement or undertaking by the Trustees on behalf of the Trust is binding upon the Trust only and not on the Trustees personally. In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees and officers of the Trust whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the state of Massachusetts. These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Minimum Investment

The minimum initial investment for each Fund is $1,000 ($50 for the Monthomatic Investment Plan described below) and there is a $50 minimum on all additional investments (excluding reinvestment of dividends and capital gains). However, the Funds may accept investments of smaller amounts at their discretion and minimum investment amounts may be changed at any time.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a CDSC if the account is redeemed.

Monthomatic Investment Plan

A shareholder may purchase Fund shares through an automatic investment program with a minimum initial investment of $50. With the Monthomatic Investment Plan (the “Monthomatic”), additional monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House (“ACH”) debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See “Shareholder Information—Purchase of Fund Shares—Systematic Investing–The Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege

A shareholder may exchange shares between any funds in the Integrity/Viking family of funds (the “Integrity/Viking funds”) with an up-front sales charge structure without paying any additional sales charges. Exchange purchases are subject to the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

Each exchange involves the redemption of fund shares to be exchanged and the purchase of fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder’s federal income tax return. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable Integrity/Viking fund and consider the differences between it and the fund whose shares he or she owns before making an exchange. For further information on how to exercise the exchange privilege, please contact Integrity Fund Services.

Sales Charge Reductions and Waivers

Letters of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases (including reinvested dividends) made by an investor under the Letter of Intent, less redemptions, equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases (including reinvested dividends) exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional shares at the then current applicable offering price. Accumulated holdings (as described in the discussion below entitled “Rights of Accumulation”) eligible to be aggregated as of the day immediately before the start of the Letter of Intent period may be credited towards satisfying the Letter of Intent. An investor will be considered to have fulfilled the Letter of Intent if the value of the investor’s holdings on the last day of the Letter of Intent period equals or exceeds the intended purchase amount. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge. Each Fund reserves the right to modify or terminate this program at any time. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter of Intent when placing purchase orders during the Letter of Intent period.

Group Program

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program—If the investor’s Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of shares together with (ii) the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program—The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	The administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor.

•

Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

•

Such agreement must provide that the administrator will provide Integrity Fund Services with appropriate backup data for each participating investor in a computerized format compatible with Integrity Fund Services’ processing system.

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely controlled business accounts may also be included. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of: (i) the Investor’s current purchase of shares in the Integrity/Viking funds and (ii) the cumulative cost of shares purchased or the current market value of the shares of the Integrity/Viking funds held by the Investor, whichever is greater.

For example, if the Investor owned shares worth $40,000 at the current market value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for the ROA on a purchase through a broker-dealer, when each purchase is made, the individual investor or broker-dealer must provide the respective Integrity/Viking fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your advisor with information and records (including account statements) of all relevant accounts invested in the Integrity/Viking funds.

Each Fund reserves the right to modify or terminate this program at any time.

Investments of $500,000 or More

For each Fund, if you invest $500,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the shares will be sold in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking fund.

Each Fund reserves the right to modify or terminate this program at any time.

Unit Investment Trust Reinvestment

Investors in any series of The Kansas Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Kansas Fund with no sales charge and no minimum investment. Investors in any series of The Nebraska Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Nebraska Fund with no sales charge and no minimum investment. Such Funds reserve the right to modify or terminate this program at any time.

Purchases Made by Certain Individuals and Institutions

Shares of each Fund may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former officers, trustees, directors, governors and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves, for members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit‑sharing or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents and their siblings);

•

current and former registered representatives and employees (including their immediate families) of broker-dealers having selling group agreements with Integrity Funds Distributor (the Funds’ underwriter) or any trust, pension, profit-sharing or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•

individuals and institutions acquiring shares through reinvestments of distributions from certain unit investment trusts formerly sponsored by Integrity Funds Distributor into the Kansas Fund and the Nebraska Fund;

•	investors purchasing through certain fee-based investment advisers, broker-dealers, bank trust departments and other financial services firms;

•	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs;

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor, for themselves or members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit sharing or other benefit plan for such persons.

A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

The elimination of sales loads to these classes of persons is provided because of reduced sales efforts required and to encourage participation in the Funds.

State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions which purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans which qualify as Group Programs as described above under “Sales Charge Reductions and Waivers” may also purchase shares of the Funds.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Internet at www.integrityvikingfunds.com, from the Prospectus, or from your financial advisor.

Notification of Quantity Discounts

An investor or his or her dealer or agent must notify Integrity Fund Services whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated by Integrity Funds Distributor at any time. For more information about quantity discounts, contact the dealer or agent from which the Prospectus was obtained or Integrity Funds Distributor.

Redemption of Fund Shares

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800‑601‑5593 or with a simple letter addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre‑authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within fifteen calendar days).

Payment for shares redeemed may also be done through the ACH network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer.

The Funds reserve the right to redeem in-kind, that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Funds take certain measures to verify telephone requests, they will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Additional Information

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, Integrity Fund Services does not issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“NYSE”) is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC, (b) when an emergency exists, as determined by the SEC, making disposal of the Fund’s investments or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders. The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time.

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually, or annually. Sufficient shares will be redeemed from the investor’s account for the designated amount (plus any applicable CDSC) so that the payee will receive it on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Participation in the program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days’ notice and investors may withdraw from the program at any time. For additional information, see “Shareholder Information—Redemption of Fund Shares—Systematic Withdrawal Program” in the Prospectus.

Offering Price

You may purchase shares of a Fund at the public offering price equal to the applicable net asset value per share plus an up‑front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the shares of each of the Funds. The examples assume a purchase on July 29, 2016 of shares from the respective Fund aggregating less than $100,000, subject to the schedule of sales charges set forth in the Prospectus, at a price based on net asset value of the shares.

	Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public	Shares Outstanding**
Kansas Fund	$11.13	$0.29	$11.42	5,436,053
Maine Fund	$11.31	$0.29	$11.60	1,787,069
Nebraska Fund	$10.82	$0.28	$11.10	4,270,592
New Hampshire Fund	$11.07	$0.28	$11.35	609,926
Oklahoma Fund	$12.10	$0.31	$12.41	3,860,797

*	2.50% of public offering price (2.56% of net asset value per share).

**	As of July 29, 2016.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to Integrity Fund Services for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale. See also “Investment Advisory and Other Services—Rule 12b-1 Plans” and “Underwriter” for additional information regarding fees paid to broker-dealers and others.

For each Fund, if you invest $500,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge (although you may be subject to a CDSC as described above under “Purchase, Redemption and Pricing of Shares—Purchase of Shares—Sales Charge Reductions and Waivers”). Integrity Funds Distributor may pay a commission of 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $500,000 or more.

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund by shareholders may present risks to other shareholders of the Fund. These risks may include disruption of portfolio management strategies, increased brokerage and administrative costs, and dilution in value of Fund shares held by long-term shareholders. Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders and will take other actions necessary to stop excessive or disruptive trading activities. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

TAXATION OF THE FUNDS

The Funds intend to comply with Subchapter M of the Internal Revenue Code (the “Code”) that limits the aggregate value of all holdings (except U.S. Government securities, securities of other regulated investment companies, cash, and cash items, as defined in the Code) that exceed 5% of the Fund’s total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies) may not exceed 25% of a Fund’s total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund’s total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of “diversification” because a high percentage of the Fund’s assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund’s net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

Federal Income Taxes

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of its calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment net capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Based on information provided by the Funds, the Funds’ capital loss carryforward amounts as of July 29, 2016 (if any) were as follows:

Capital Loss Carryforward	Kansas Fund	Nebraska Fund	Oklahoma Fund	Maine Fund	New Hampshire Fund
Expires in 2018	—	—	$260,308	—	—
Non-expiring short-term losses	$133,526	$177,427	52,527	—	12,953
Non-expiring long-term losses	89,901	84,215	43,974	—	2,789
Total	$223,427	$261,642	$356,809	$0	$15,742

Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income, including any dividends attributable to tax-exempt interest income earned by the Fund.

The remainder of this discussion is based on the assumption that each Fund will qualify at all times as a RIC.

Distributions

If, at the close of each quarter of the taxable year of a Fund, at least 50% of the value of the respective Fund’s total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and properly reported by the Fund as an exempt-interest dividend in written statements furnished to its shareholders. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor’s purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for municipal securities. Market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security is recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund’s taxable income, is taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain “private activity bonds” issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder which are not attributable to certain “private activity bonds” are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation’s alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder’s “adjusted current earnings” over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, “adjusted current earnings” include most tax-exempt interest, generally including exempt-interest dividends received from the Fund. Interest on certain bonds issued during 2009 or 2010 will not be included in “adjusted current earnings.” It is unclear whether any portion of the exempt-interest dividends attributable to such bonds may be excluded from adjusted current earnings. Corporate shareholders are advised to consult their tax advisors with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Under Section 86 of the Code, up to 85% of a social security recipient’s benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceed certain base amounts. Exempt-interest dividends from the Fund are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient’s income exceeds certain established amounts.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the respective Fund or are “related persons” to such users; such persons should consult their tax advisors before investing in the respective Fund.

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Because the Funds invest in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Fund’s distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

Because the Funds do not intend to invest with a view to maximizing the portion of the Fund’s distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.

Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Income from a Fund may also be subject to a 3.8 percent “medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from a Fund are generally not included in your net investment income for purposes of this tax.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a “load charge”) in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund’s Investment

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options on futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any futures contract, option, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Backup Withholding

The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number, fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Transactions

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Non-U.S. Investors

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income, generally not including exempt-interest dividends, will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Funds that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Funds make certain elections and certain other conditions are met.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

State Taxes

The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a RIC for federal income tax purposes or if the exempt-interest dividends paid by a Fund are not excluded from gross income for federal income tax purposes. The discussion also assumes that each Fund will meet certain reporting and filing requirements under the applicable state laws and regulations. This discussion is based on state laws as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Kansas Fund

Exempt interest dividends from the Kansas Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest received directly by the Kansas Fund on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987; (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law; and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries, and corporations (other than insurance companies, national banking associations, banks, trust companies, federally chartered savings banks, and savings and loan associations). Distributions from the Kansas Fund, including exempt-interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies, national banking associations, banks, trust companies, federally chartered savings banks, and savings and loan associations, when received by shareholders subject to such taxes.

Maine Fund

Exempt-interest dividends from the Maine Fund that are excluded from gross income for federal income tax purposes and that are derived from interest received directly by the Maine Fund on: (i) certain obligations of the State of Maine and its political subdivisions that are exempt from Maine income taxation under Maine law; and (ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Maine on individuals, trusts, estates, and corporations. However, dividends taken into account in determining a taxpayer’s federal alternative minimum tax liability may also be taken into account in determining the taxpayer’s state minimum tax that is imposed by the State of Maine on certain corporations. Shares of the Maine Fund and dividends from the Maine Fund may also be taken into account in determining the amount of the franchise tax imposed by the State of Maine on certain financial institutions.

Nebraska Fund

Exempt-interest dividends from the Nebraska Fund that are excluded from gross income for federal income tax purposes and that are attributable to and are reported to an investor as being derived from, interest received directly by the Nebraska Fund on: (i) obligations of the State of Nebraska or its political subdivisions; and (ii) obligations of United States possessions that are exempt from state taxation under federal law are excluded from taxable income for purposes of the income tax imposed by the State of Nebraska on individuals and the income tax imposed by the State of Nebraska on certain corporations. Dividends from the Nebraska Fund could affect the maximum franchise tax rate imposed by the State of Nebraska on certain financial institutions.

New Hampshire Fund

Exempt-interest dividends from the New Hampshire Fund that are excluded from gross income for federal income tax purposes and that are derived from and are reported to an investor as being derived from, interest received directly by the New Hampshire Fund on obligations of the State of New Hampshire or its political subdivisions are excluded from income for purposes of the Income (Interest and Dividends) Tax imposed by the State of New Hampshire. In the case of corporations other than S corporations, interest on obligations of the State of New Hampshire or its political subdivisions received by the New Hampshire Fund is excluded from the portion of the gross profits of the New Hampshire Fund that a corporate shareholder is required to include in its taxable gross business profits for purposes of the Business Profits Tax imposed by the State of New Hampshire. Exempt-interest dividends from the New Hampshire Fund that are excluded from gross income for federal income tax purposes and that are attributable to obligations of United States possessions that are exempt from state taxation under federal law may be subject to the Income (Interest and Dividends) Tax imposed by the State of New Hampshire.

Oklahoma Fund

Exempt-interest dividends from the Oklahoma Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest received directly by the Oklahoma Fund on: (i) obligations of the State of Oklahoma or its political subdivisions, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Oklahoma; and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Oklahoma on individuals and corporations.

The tax discussion set forth above is for general information only. Annually, shareholders of a Fund receive information as to the tax status of distributions made by the Fund in each calendar year. The foregoing relates to federal and state income taxation as in effect as of the date of this SAI. Investors should consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of an investment in a Fund, including the effects of any change or any proposed change, in the tax laws.

DIVIDENDS

All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly and dividends of net realized short-term and long-term capital gains, if any, would normally be paid out once a year in December. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

Each Fund automatically will credit monthly distributions and any capital gain distributions to an investor’s account in additional shares of the respective Fund valued at net asset value on the date such distributions are payable, without sales charge, unless an investor notifies Integrity Fund Services to have distributions received in cash. Distributions that are reinvested are treated as cash distributions for income tax purposes.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account. If paid by check, a check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month, and if such shareholder has shares in his or her account, the check will be reinvested in the shareholder’s account at the then-current net asset value. If the shareholder has a zero balance, Integrity Fund Services will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, a new check will be issued.

Distribution checks may be sent to parties other than the investor. Integrity Fund Services will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

UNDERWRITER

Distribution of Securities

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, a wholly-owned subsidiary of Corridor since July 31, 2009. Prior to July 31, 2009, Integrity Funds Distributor was a wholly-owned subsidiary of Integrity. See “Investment Advisory and Other Services—Principal Underwriter” above. Pursuant to a Distribution and Services Agreement with each Fund, Integrity Funds Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks, or other agents and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund’s shares. Integrity Funds Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares and reallows a majority or all of such amounts to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the 1933 Act.

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	7/31/14	7/31/15	7/29/16	7/31/14	7/31/15	7/29/16
Kansas Fund	$65,371	$93,558	$96,519	$14,272	$22,212	$15,809
Maine Fund	$21,798	$15,864	$45,331	$6,102	$3,296	$6,307
Nebraska Fund	$42,027	$81,661	$101,374	$10,571	$17,763	$18,149
New Hampshire Fund	$6,522	$17,700	$24,166	$1,315	$2,801	$1,267
Oklahoma Fund	$87,914	$127,446	$118,910	$20,387	$24,014	$20,198

Compensation

The following table sets forth the amount of net underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Kansas Fund	$15,809	$0	$0	$119,445
Maine Fund	$6,307	$0	$0	$33,761
Nebraska Fund	$18,149	$0	$0	$85,467
New Hampshire Fund	$1,267	$0	$0	$7,172
Oklahoma Fund	$20,198	$0	$0	$88,069

(1)	Integrity Funds Distributor received this amount under the 12b-1 plan of the respective Fund.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking funds. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity/Viking funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking funds.

In fiscal year 2017, the Distributor expects that it will pay additional compensation to the following dealers:
Ameriprise Financial, Inc.
J.P. Morgan Clearing Corp.
MSCS Financial Services, LLC
National Financial Services, LLC
Pershing, LLC
UBS Financial Services, Inc.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

EXPENSES OF THE FUNDS

The expenses of the Trust and of the Funds include among others:

•	organization and certain offering expenses of the Funds (including out‑of‑pocket expenses, but not including the Investment Adviser’s overhead and employee costs);

•	fees payable to the Investment Adviser and to any other Fund advisers or consultants;

•	legal expenses;

•	auditing and accounting expenses;

•	interest expenses;

•	telephone, telex, facsimile, postage, and other communications expenses;

•	taxes and governmental fees;

•	fees, dues, and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations;

•	cost of insurance relating to fidelity coverage for the Trust’s officers and employees;

•	fees and expenses of the Funds’ administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Funds;

•	payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

•	expenses of preparing share certificates, if any;

•	other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Funds;

•	expenses relating to investor and public relations;

•	expenses of registering shares of the Funds for sale and of compliance with applicable state notice filing requirements;

•	freight, insurance, and other charges in connection with the shipment of the Funds’ portfolio securities;

•

brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds;

•	expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to shareholders;

•	costs of stationery or other office supplies;

•	any litigation expenses;

•	costs of shareholders’ and other meetings;

•

the compensation and all expenses (specifically including travel expenses relating to the Funds’ business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

•

travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning a Fund, or any committees thereof or advisers thereto.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for their most recent fiscal year appear in such Funds’ annual report, which is incorporated herein by reference. The Funds’ annual report is available without charge by calling 800-276-1262.

APPENDIX A—FACTORS PERTAINING TO STATES AND U.S. TERRITORIES

The information regarding states and U.S. territories was obtained from official statements of issuers located in the respective states and U.S. territories as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. While the following summarizes certain information currently available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a state and its various agencies and political subdivisions or U.S. territories and possessions. Viking Management is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

Factors Pertaining to Kansas

Since the Kansas Fund invests a significant portion of its assets in Kansas municipal securities, the Kansas Fund is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations.

The State government is comprised of three branches: the Executive Branch, with the Governor as chief executive; the Legislative Branch, consisting of a Senate of 40 members and a House of Representatives of 125 members; and the Judicial Branch, which includes the Supreme Court, the Appeals Court and the District Trial Courts. The annual budget serves as the foundation of the State’s financial planning and control. On or before October 1 of even-numbered years, agencies are required to submit biennial budget estimates for the next two fiscal years to the Division of Budget. These estimates are used in preparing the Governor’s budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However, in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

The Kansas economy has improved in fiscal year 2015. The Kansas Department of Labor reports Kansas gained 12,800 non-farm jobs over the last year, a .9 percent increase. Kansas has gained 12,700 private sector jobs since June 2014, a 1.1 percent increase. The unemployment rate was 4.7 percent in June 2015, compared to 4.8 percent in June 2014. There were 81,504 continued unemployment claims in June, 2015, down from 81,790 in June, 2014.

The combined net position of the State (government and business-type activities) totaled $9.75 billion at the end of 2015, compared to $11.85 billion at the end of the previous year, a decrease of 17.8 percent. The largest portion of net position reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending.

Differences existed between the original budget and the final budget. Revenue estimates were decreased by approximately $30.2 million and expenditure estimates were decreased by approximately $39.7 million. The original estimates provided for revenues less than expenditures of $401.6 million. The final budget provided for $392.1 million of revenues less than expenditures. Subsequently, fiscal year 2015 was closed with revenues less than expenditures of $381.9 million.

For fiscal year 2015, the governmental funds reported a combined ending fund balance of $0.9 billion, a decrease of $193.7 million in comparison with the prior year. Of the total amount, $512.0 million represents the fund balance of the Non-Major Governmental funds. The General Fund reported an unassigned fund balance for fiscal year 2015 of a negative $285.0 million, as compared to the prior year unassigned balance of a negative $5.4 million.

The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unassigned fund balance of the General Fund was a negative $285.0 million, while the total fund balance was a negative $279.7 million. During fiscal year 2015, the State experienced increased revenue in income, inheritance, sales and excise taxes. During the 2012 Legislative Session, House Bill 2117 was passed and signed into law. This Bill contained a number of provisions (most of which become effective January 1, 2013) which affect Kansas income tax. The cash and investment balance is approximately $331 million lower in fiscal year 2015 than it was in fiscal year 2014.

Kansas Development Finance Authority (KDFA) is a public body politic and corporate, constituting an independent instrumentality of the State. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term debt obligations increased by $2.2 billion during the current fiscal year. The key factor in this increase was the implementation of Governmental Accounting Standards Board (GASB) 68 and 71 which recorded a $1.8 billion net pension liability.

The State’s total long-term debt obligation (including bonds payable on demand) showed a net increase of $2.2 billion (56.6%) during the current year. This net increase was primarily due to the implementation of GASB 68, Accounting and Financial Reporting for Pensions and GASB 71, Pension Transition for Contributions Made Subsequent to the Measurement Date which increased long-term obligations by $1.8 billion, a $565.4 million increase in revenue bonds and the removal of Sales tax obligation bonds of $105 million.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Kansas or contained in Official Statements for various Kansas municipal obligations.

Factors Pertaining to Maine

Since the Maine Fund invests a significant portion of its assets in Maine municipal securities, the Maine Fund is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations.

The Maine economy showed continued signs of gradual improvement since the Consensus Economic Forecasting Commission (CEFC) met in March 2015. Maine’s real GDP increased from 2013-2014, the second year in a row of GDP growth. Personal income in Maine grew 2.7 percent from 2014 to 2015, while wage and salary income, which is the largest component of total personal income, grew 1.8 percent over the same period. The Consumer Price Index was unchanged in September 2015 from a year ago, driven by declines in energy prices.

For the 2015 fiscal year, the final legally adopted budgeted expenditures for the General Fund amounted to $3.3 billion, an increase of about $62.1 million from the original legally adopted budget of approximately $3.2 billion. Actual expenditures on a budgetary basis amounted to approximately $96.7 million less than those authorized in the final budget. After deducting the encumbered obligations and other commitments that will come due in fiscal year 2015, including the budgeted starting balance for Fiscal Year 2015, there were funds remaining of $33.5 million to distribute in Fiscal Year 2015. Actual revenues exceeded final budget forecasts by $38.5 million.

When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax-raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody’s and S&P make their assessments, in large part, by examining four basic analytical areas: economy; financial performance and flexibility; debt burden; and administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, states with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a state’s ability to meet debt payments, the state’s financial management and performance are also key factors.

Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies’ analyses of these factors provide the framework for judging Maine’s capacity to manage economic, political, and financial uncertainties.

At year-end, the State had $1.7 billion in general obligation and other long-term debt outstanding. During the year, the State reduced outstanding long-term obligations by $82.1 million for outstanding general obligation bonds and $383.8 million for other long-term debt. Also during fiscal year 2015, the State incurred $501.4 million of additional long-term obligations.

The State’s credit was rated during fiscal year 2015 by Moody’s as Aa2 with a stable outlook and by S&P as AA with a stable outlook. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Maine or contained in Official Statements for various Maine municipal obligations.

Factors Pertaining to Nebraska

Since the Nebraska Fund invests a significant portion of its assets in Nebraska municipal securities, the Nebraska Fund is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations.

The State was admitted to the Union as the thirty-seventh state in 1867. Nebraska’s government is divided into three branches: legislative, executive and judicial. Nebraska is the only state with a Unicameral Legislature, which has 49 members elected on a non-partisan ballot. The chief executive is the governor, who is elected for a four-year term. Within the executive branch are various departments and agencies that perform a variety of functions. Since Nebraska’s Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

Budgetary control of State expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State’s accounting system checks each expenditure to ensure the appropriation and allotment are not exceeded.

The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent 95 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2015 increased $239 million from the prior year, indicating that the Nebraska economy continues to strengthen.

Long-term liabilities shown on the government-wide financial statements totaled $718 million at June 30, 2015, which is a $218 million decrease from the prior year, primarily due to a decrease in net accrued pension liability realized as a result of adopting Governmental Accounting Standards Board (GASB) 68. The remaining liabilities consist of claims payable for workers’ compensation, medical excess liability, litigation, unemployment insurance, employee health insurance, and Medicaid, in addition to the calculated amount for accrued vacation and vested sick leave due to employees when they retire.

The focus of the State’s Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. At June 30, 2015, the State’s Governmental Funds reported combined ending fund balances of $3,975 million. Of this amount, $552 million is nonspendable, either due to its form or legal constraints, and $1,931 million is restricted for specific programs by external constraints, constitutional provisions, or contractual obligations. Revenue restricted by enabling legislation, and public school land lease revenues are included in restricted fund balance. An additional $827 million of total fund balance has been committed to specific purposes. Committed amounts cannot be used for any other purpose unless approved by the Legislature. An additional $50 million of total fund balance has been assigned to specific purposes, as expressed by legislative intent. The remaining $615 million is unassigned and available for appropriations.

The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $370 million. However, such refunds payable are $44 million less than the expected taxes owed the State. Other assets of the General Fund available to pay non tax-refund liabilities exceed such liabilities by $1,339 million.

Article XIII of the State’s Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the State’s Constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. At June 30, 2015, there was no outstanding debt for either of these purposes.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Nebraska or contained in Official Statements for various Nebraska municipal obligations.

Factors Pertaining to New Hampshire

Since the New Hampshire Fund invests a significant portion of its assets in New Hampshire municipal securities, the New Hampshire Fund is susceptible to political, economic or regulatory factors affecting issuers of New Hampshire municipal obligations.

As of the end of fiscal year 2015, data indicates that the State has experienced a higher growth rate than the national growth rate over the four year period (2010-2014). Partly due to the higher (comparative) growth of prior years, gross State Product for New Hampshire is currently forecasted to be below the growth rates both regionally and nationally over the next five years.

As of the close of fiscal year 2015, the State’s governmental funds reported a combined balance of all funds of $570.7 million, an increase of $26.8 million over the prior year. Within the governmental funds, fund balances for the general fund and the combined non-major governmental funds increased by $38.8 million and $24.2 million, respectively. This increase was partially offset by a decrease of fund balance of $35.4 million in the highway fund. The increase in the general fund was driven by a $40.1 million increase in unassigned fund balance, as the year ended with an unassigned fund balance of $71.3 million (including revenue stabilization balance of $22.3 million).

The State budget is prepared on a biennial basis. Prior to the start of each biennium, all departments of the state are required by law to transmit to the commissioner of the Department of Administrative Services requests for capital and operating expenses and estimates for revenue for the ensuing biennium. Following public hearings and consultation with various department heads, the Governor prepares a recommended budget. The budget is forwarded to the Legislature by February 15th of the odd year for consideration. The Legislature performs its review of the proposed budget and can make further adjustments. The budget passed by the Legislature is forwarded to the Governor to be enacted into law or to be vetoed. This usually occurs in June of that same odd numbered year.

The State’s investment in capital assets for its governmental and business-type activities as of June 30, 2015, amounted to $6.8 billion, with accumulated depreciation amounts of $3.1 billion, leaving a net book value of $3.7 billion, consistent with the prior year. The investment in capital assets includes equipment, real property, infrastructure, computer software, and construction in progress. Infrastructure assets are items that are normally immovable, of value only to the State, and include only roads and bridges. The net book value of the State’s infrastructure for its roads and bridges approximates $2.2 billion, representing a $0.1 billion increase from the prior year.

The State may issue general obligation bonds, revenue bonds, and notes in anticipation of such bonds authorized by the Legislature and Governor and Council. The State may also directly guarantee certain authority or political subdivision obligations. At the end of the current fiscal year, the State had total bonded debt outstanding of $1,490.5 million. Of this amount, $906.4 million are general obligation bonds, which are backed by the full faith and credit of the State and $155.9 million are Federal Highway Grant Anticipation Bonds (GARVEE). The remainder of the State’s bonded debt is Turnpike revenue bonds, which are secured by the specified revenue sources within the Turnpike System.

As of September 2016, all outstanding general obligation bonds of the State of New Hampshire were rated AA by S&P and Aa1 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New Hampshire issuers may be unrelated to the creditworthiness of obligations issued by the State of New Hampshire, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in New Hampshire and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Hampshire or contained in Official Statements for various New Hampshire municipal obligations.

Factors Pertaining to Oklahoma

Since the Oklahoma Fund invests a significant portion of its assets in Oklahoma municipal securities, the Oklahoma Fund is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations.

The Oklahoma unemployment rate was consistently lower than that for the nation between 1997 and 2014. The national unemployment rate as of June 30, 2015 is 5.0% while Oklahoma’s still remains less at 4.3% for the same time period.

During 2014, the most recent data available, receipts from three of the five major taxes were more than revenues of the prior year. The taxes combined for $4.8 billion, or 100.7 percent of total General Revenue Fund receipts for the prior year. The total of major taxes collected increased $32 million or 0.7 percent from that of the previous year. As compared to fiscal year 2013, collections from income taxes decreased by $174 million, or 6.9 percent; sales taxes increased by $59 million, or 3.1 percent; motor vehicle taxes increased $35 million, or 18.4 percent; and gross production taxes on gas and oil increased by $112 million, or 50 percent.

The assets plus deferred outflows of resources of the state exceeded its liabilities and deferred inflows of resources at fiscal year ending June 30, 2015 by $18.8 billion (presented as "net position"). Of this amount, $1.9 billion was reported as "unrestricted net position". Unrestricted net position represents the amount available to be used to meet the state’s ongoing obligations to citizens and creditors.

The state's total net position increased by $1.3 billion (a 7.6% increase) in fiscal year 2015 after a 5.8% increase during the previous fiscal year. Net position of governmental activities increased by $1.3 billion (a 8.8% increase), with $837.9 million of that attributable to a decrease in net pension liability. Net position of the business-type activities showed a decrease of $20.2 million (a 0.9% decrease).

As of the close of fiscal year 2015, the state's governmental funds reported a combined ending fund balance of $7.3 billion, an increase of $314.4 million in comparison with the prior year. Of this total amount, $3.3 billion represents nonspendable fund balance, with $76.9 million being in the General Fund. Amounts that can be spent include $1.6 billion of restricted fund balance, $2.3 billion of committed fund balance, $80.5 million of assigned fund balance, and $96.3 million of unassigned fund balance. The portion of fund balance which is available is roughly 23.0% of the total governmental expenditures for the year.

The state's total long-term debt obligations showed a net decrease of $1.1 billion (36.7%) in the governmental type activities and a net decrease of $23.4 thousand (2.9%) in the business type activities during the current fiscal year. The majority of the decrease of governmental activities debt was due to an improvement in net pension liability of $837.9 million.

The focus of the state’s governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the state’s financing requirements. In particular, unassigned fund balance may serve as a useful measure of a government’s net resources available for spending at the end of the fiscal year.

As of the end of the current fiscal year, the state’s governmental funds reported combined ending fund balances of $7.3 billion, an increase of $314.4 million from the prior year. The largest portion $3.3 billion (45.2%) of this total amount constitutes nonspendable fund balance, which includes amounts that cannot be spent because they are either not in spendable form or legally or contractually required to be maintained intact. In addition $1.6 billion (21.5%) of fund balance is classified as restricted meaning that the funds can only be used for specific purposes defined by enabling legislation or externally imposed limitations. Amounts that can only be used for specific purposes pursuant to constraints of the government’s highest level of decision-making authority are reported as committed fund balance. Committed fund balance represents $2.3 billion (30.8%) of total fund balance. Amounts that are constrained by the government’s intent to be used for specific purposes, but are neither restricted or committed are reported as assigned fund balance. Assigned fund balance represents $80.5 million (1.1%) of total fund balance. The remaining funds that are not classified in any of the other four categories represent unassigned fund balance. For the fiscal year ended June 30, 2015 the state has $96.3 million (1.3%) classified as unassigned fund balance.

The General Fund is the chief operating fund of the state. At the end of the current fiscal year, the total fund balance increased $314.1 million to $4.0 billion. As a measure of the General Fund’s liquidity, it may be useful to compare the portion of fund balance not classified as nonspendable (spendable) and total fund balance to total fund expenditures. Spendable fund balance represents 23.0% of total Governmental Fund expenditures, while total fund balance represents 42.0% of that same amount.

General obligation bonds are backed by the full faith and credit of the state, including the state’s power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. The general obligation bonds of the state are rated “Aa2” by Moody’s, “AA+” by Fitch Investors Service, and “AA+” by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State of Oklahoma’s total debt decreased by $1.1 billion, or 36.7%, during the current fiscal year. Business-type activities’ debt decreased by $23.4 million. The decrease in long-term obligations for governmental activities was primarily related to improvement in net pension liability, while business-type activities decreased due to ordinary amortization of existing debt.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma municipal obligations.

Factors Pertaining to Guam

Each Fund may invest in Guam municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Guam and their ability to pay principal and interest on their obligations. Guam is the westernmost territory of the United States of America, approximately 3,800 miles west southwest of Honolulu, Hawaii, 1,550 miles south-southeast of Tokyo, Japan and 1,600 miles east of Manila, Philippines. Guam’s location exposes it to typhoons, earthquakes and volcanic activity. Guam’s economy is largely dependent upon tourism and the United States’ military presence. Risk of future cut backs in the federal defense budget and/or military realignments could negatively affect Guam’s economy. The unemployment rate in Guam was 6.9% in March of 2015, which was above the national average of 5.5% during the same period but down from a fourteen year high of 14.6% in June 2013. The scheduled military buildup based upon a United States agreement with Japan to relocate a number of U.S. Marines and their dependents from Okinawa to Guam has been reduced and delayed yet is still expected to be the primary driver of Guam’s growth over the mid to long term. Tourist arrivals have grown given the favorable exchange rate for Asian visitors and the relative improvement in the overall global economy. Guam has made progress to eliminate its general fund deficit in part through the use of deficit reduction bonds but will continue to face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees.

As of September 2016, all outstanding general obligation bonds of Guam were rated BB- by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Guam issuers may be unrelated to the creditworthiness of obligations issued by Guam, and there is no obligation on the part of the Territory to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Guam and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in Guam or contained in Official Statements for various Guam municipal obligations.

Factors Pertaining to Puerto Rico

Each Fund may invest in Puerto Rico municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. The island has more than $70 billion of outstanding debt, with a debt-to-GDP ratio of about 68%. In February 2014, various American credit rating agencies downgraded the government's debt to non-investment grade.

Puerto Rico has been experiencing an economic depression for 11 consecutive years, starting in late 2005 after a series of deficits and the expiration of the section 936 that applied to Puerto Rico of the U.S. Internal Revenue Code. The government has also experienced 16 consecutive government deficits since 2000, exacerbating its fragile economic situation as the government issued new debt to fund the payment for maturing debt.

On June 30, 2016 President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, or PROMESA, a law creating a federal oversight board that would negotiate the restructuring of Puerto Rico's debt. With the protection this bill gave from lawsuits, the governor of Puerto Rico, Alejandro Garcia Padilla, suspended payments due on July 1.

As of September 2016, all outstanding general obligation bonds of Puerto Rico were rated D by S&P and Caa3 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Puerto Rico issuers may be unrelated to the creditworthiness of obligations issued by Puerto Rico, and there is no obligation on the part of the Territory to make payment on such local obligations in the event of default.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in Puerto Rico or contained in Official Statements for various municipal obligations of Puerto Rico.

Factors Pertaining to U.S. Virgin Islands

Each Fund may invest in U.S. Virgin Islands municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in the U.S. Virgin Islands and their ability to pay principal and interest on their obligations. The U.S. Virgin Islands are the easternmost territory of the United States of America, approximately 40 miles east of Puerto Rico in the Caribbean Sea. The Virgin Islands are made up primarily of four main islands: Saint Thomas, Saint John, Saint Croix, and Water Island. There are also several dozen smaller islands and the location of the U.S. Virgin Islands exposes them to hurricanes, earthquakes and volcanic activity. The Virgin Islands’ small, open economy, which is heavily dependent on tourism, rum production, and oil refining, is suffering under the weight of a trifecta of shocks that negatively impacted economic growth—the Jobs Act, the Great Recession, and the closure of HOVENSA’s petroleum refinery. Most notably, the Virgin Islands’ two flagship industries – tourism and oil refining, which are both disproportionately affected by global economic downturns and geopolitical factors – were heavily impacted, resulting in business closures and significant job losses. The impact of the recession and the HOVENSA refinery shut-down created economic and financial contractions so severe and unprecedented from which the Virgin Islands is yet to emerge. Unemployment rate in the U.S. Virgin Islands was 11.3% in August 2016, which was above the national average of 4.9% during the same period.

The above information provided is only a brief summary of the complex factors affecting the financial situation in the U.S. Virgin Islands and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various agencies in the U.S. Virgin Islands or contained in Official Statements for various municipal obligations of the U.S. Virgin Islands.

APPENDIX B—RATINGS OF INVESTMENTS

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

Description of Bond Ratings

Moody’s Long-Term Obligation Ratings

The four highest long-term ratings of Moody’s are Aaa, Aa, A, and Baa.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Note:

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’s Long-Term Issue Ratings

The four highest long-term ratings of S&P for debt obligations are AAA, AA, A, and BBB.

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Municipal Short-Term Ratings

Moody’s Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’s Municipal Short-Term Note Ratings

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Other Short-Term Debt Ratings

Moody’s Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P’s Short-Term Issue Ratings

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated C is currently vulnerable to non-payment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

INTEGRITY MANAGED PORTFOLIOS

PART C
OTHER INFORMATION

ITEM 28: EXHIBITS

(a)	Agreement and Declaration of Trust dated August 10, 1990(1)

(b)	By-laws of Registrant(2)

(c)	Specimen Certificate for the Kansas Municipal Fund(1)

(d)	(1)	Investment Advisory Agreement between Registrant and Viking Fund Management, LLC (“Viking Management”) on behalf of the Kansas Municipal Fund(3)

	(2)	Investment Advisory Agreement between Registrant and Viking Management on behalf of the Nebraska Municipal Fund(3)

	(3)	Investment Advisory Agreement between Registrant and Viking Management on behalf of the Oklahoma Municipal Fund(3)

	(4)	Investment Advisory Agreement between Registrant and Viking Management on behalf of the Maine Municipal Fund(3)

	(5)	Investment Advisory Agreement between Registrant and Viking Management on behalf of the New Hampshire Municipal Fund(3)

(e)	(1)	(i) Distribution and Services Agreement between Registrant and Integrity Funds Distributor, LLC (“Integrity Funds Distributor”) on behalf of the Kansas Municipal Fund(2)

(ii) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the Nebraska Municipal Fund(2)

(iii) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the Oklahoma Municipal Fund(2)

(iv) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the Maine Municipal Fund(2)

(v) Distribution and Services Agreement between Registrant and Integrity Funds Distributor on behalf of the New Hampshire Municipal Fund(2)

	(2)	Dealer Agreement(4)

(f)	Not Applicable

(g)	Custody Agreement with Wells Fargo Bank, N.A. on behalf of all Series(15)

(h)	(1)	Transfer Agency Agreement between Registrant and Integrity Fund Services, LLC (“Integrity Fund Services”) on behalf of all Series(2), (11), (12)

	(2)	Accounting Services Agreement between Registrant and Integrity Fund Services on behalf of all Series(2), (12)

	(3)	Administration Services Agreement between Registrant and Integrity Fund Services on behalf of all Series(2), (11), (12)

	(4)	Management Fee Waiver and Expense Reimbursement Agreement between Registrant and Viking Management on behalf of all Series(17)

	(5)	Form of Indemnification Agreement(16)

(i)	(1)	Opinion and Consent of Chapman and Cutler for the Kansas Municipal Fund dated November 14, 1990(1)

	(2)	Opinion and Consent of Chapman and Cutler for the Kansas Insured Intermediate Fund dated November 12, 1992(1)

	(3)	Opinion and Consent of Chapman and Cutler for the Nebraska Municipal Fund dated November 16, 1993(1)

	(4)	Opinion and Consent of Chapman and Cutler for the Oklahoma Municipal Fund dated September 25, 1996(6)

(5)

Opinion and Consent of Chapman and Cutler for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund (the “Original Series”) dated November 29, 1999(1)

	(6)	Opinion and Consent of Peter A. Quist for the Original Series dated November 29, 2000(7)

	(7)	Opinion and Consent of Gordon Dihle for the Original Series dated November 26, 2001(5)

	(8)	Opinion and Consent of Gordon Dihle for the Original Series dated November 27, 2002(8)

	(9)	Opinion and Consent of Chapman and Cutler LLP dated September 29, 2003(4)

	(10)	Opinion and Consent of Chapman and Cutler LLP dated December 22, 2003(4)

	(11)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP(9)

	(12)	Opinion and Consent of Chapman and Cutler LLP(10)

	(13)	Consent of Chapman and Cutler LLP(17)

(j)	Consent of Independent Auditors—Cohen & Company, Ltd.(17)

(k)	Not applicable

(l)	Subscription agreement with Ranson Managed Portfolios(1)

(m)	(1)	Shareholder Services Plan for the Kansas Municipal Fund(2)

	(2)	Shareholder Services Plan for the Nebraska Municipal Fund(2)

	(3)	Shareholder Services Plan for the Oklahoma Municipal Fund(2)

	(4)	Shareholder Services Plan for the Maine Municipal Fund(2)

	(5)	Shareholder Services Plan for the New Hampshire Municipal Fund(2)

(n)	Not applicable

(o)	Reserved

(p)	Code of Ethics(17)

(z)	Power of Attorney Authorization(17)

__________________________________

(1)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 43 filed on November 30, 1999.

(2)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 58 filed on November 30, 2009.

(3)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 59 filed on December 1, 2009.

(4)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 50 filed on December 22, 2003.

(5)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 45 filed on November 26, 2001.

(6)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 25 filed on September 25, 1996.

(7)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 44 filed on November 29, 2000.

(8)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 47 filed on November 27, 2002.

(9)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 51 filed on November 24, 2004.

(10)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 54 filed on November 30, 2006.

(11)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 61 filed on November 30, 2010.

(12)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 63 filed on November 28, 2011.

(13)	Previously filed with and incorporated by reference to Registrant’s Registration Statement on Form N-14 filed on May 10, 2012.

(14)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 65 filed on November 28, 2012.

(15)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 69 filed on November 28, 2014.

(16)	Previously filed with and incorporated by reference to Post‑Effective Amendment Number 72 filed on November 27, 2015.

(17)	Filed herewith.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

To the best of Registrant’s knowledge, as of November 28, 2016, no person is either directly or indirectly controlled by or under common control with Registrant.

ITEM 30: INDEMNIFICATION

The following is a summary of the rights of indemnification set forth in the Agreement and Declaration of Trust of Registrant (see Exhibit (a)). Article VIII of the Agreement and Declaration of Trust of Registrant provides generally that any person who is or has been a Trustee or officer of Registrant (including persons who serve at the request of Registrant as directors, trustees or officers of another organization and including persons who served as officers and trustees of the Registrant) shall be indemnified by Registrant to the fullest extent permitted by law against liabilities and expenses reasonably incurred by such person in connection with any claim, suit, or proceeding in which such person becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, or officer and against amounts incurred in settlement thereof. It is further provided in such Agreement and Declaration of Trust that no indemnification shall be provided in the event that it is determined that such person was engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or that such person did not act in good faith in the reasonable belief that his action was in the best interests of Registrant. In the event of a settlement or other disposition not involving a final determination of the foregoing matters by a court or other body, no indemnification shall be provided unless a determination is made by a vote of a majority of the Disinterested Trustees acting on the matter or a written opinion of independent legal counsel. The right to indemnification as so provided may be insured against by policies maintained by the Registrant and shall continue as to any person who has ceased to be a Trustee or officer of Registrant.

Expenses of preparation and presentation of a defense by a person claiming indemnification may be advanced by Registrant provided generally that such person undertakes to repay any such advances if it is ultimately determined that he is not entitled to indemnification and provided that either such undertaking is secured by appropriate security or a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion determines that there is reason to believe that such person ultimately will be found entitled to indemnification.

The Agreement and Declaration of Trust provides further that in the event that any shareholder or former shareholder shall be found to be personally liable solely by reason of his being a shareholder and not because of acts or omissions of such person, such shareholder shall be entitled, out of assets of the Registrant, to be indemnified against all loss and expense arising from such liability (provided there is no liability to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of shares or for losses suffered by reason of any changes in value of any of Registrant’s assets).

The Agreement and Declaration of Trust (Article IV, Section 2(o)) provides specifically that the Trustees have the power to purchase and pay for insurance out of assets of Registrant as they deem necessary or appropriate for the conduct of its business including policies insuring shareholders, Trustees, officers, employees, agents, investment managers, principal underwriters, or independent contractors of the Registrant against claims or liabilities arising by reason of such persons holding or having held any such office or position with Registrant or by reason of any action alleged to have been taken or omitted by any such person in such office or position including any action taken or omitted that may be determined to constitute negligence whether or not the Registrant would have the power to indemnify such person against such liability.

The provisions with respect to indemnification in the Agreement and Declaration of Trust of Registrant do not affect any rights of indemnification that persons other than those specifically covered may have whether under contract or otherwise under law. Additionally, the Registrant has entered into separate Indemnification Agreements with the Trustees and officers of the Registrant pursuant to which the Registrant has generally agreed to indemnify such individuals to the fullest extent permitted under applicable provisions of Massachusetts law.  These Indemnification Agreements acknowledge, however, that in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

In addition to the foregoing, the distribution and services agreements with the Funds’ Distributor provide that the respective fund will indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder or other information filed or made public by the respective fund (as from time to time amended), included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the applicable fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the fund by or on behalf of the Distributor. In no case (i) is the indemnity of the fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the applicable distribution and services agreement, or (ii) is the fund to be liable under its indemnity agreement contained in Section 8 of the distribution and services agreement with respect to any claim made against the Distributor or any person (or after the Distributor or the person shall have received notice or service on any designated agent). However, failure to notify the respective fund of any claim shall not relieve the fund from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in Section 8 of the respective distribution and services agreement. The applicable fund shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any claims, but if the fund elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Distributor or persons or defendant or defendants in the suit. In the event, the applicable fund elects to assume the defense of any suit and retain counsel, the Distributor, officers or Trustees or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the respective fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The applicable fund agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the shares of the respective fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of Registrant’s Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of Viking Fund Management, LLC, is summarized under “Investment Adviser” in the Statement of Additional Information constituting Part B of Post-Effective Amendment No. 74 to the Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 31 with respect to each director, officer or partner of the Registrant’s adviser, Viking Fund Management, LLC, is incorporated by reference to Form ADV filed by Viking Fund Management, LLC, with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56605).

ITEM 32: PRINCIPAL UNDERWRITERS

(a)	Integrity Funds Distributor, LLC, acts as principal underwriter for the Funds as well as for The Integrity Funds and Viking Mutual Funds.

(b)	The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the response to Item 25.

	NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
	Shannon D. Radke PO Box 500 Minot, North Dakota 58702	Governor, President	President
	Toben Taft PO Box 500 Minot, North Dakota 58702	Governor, Vice President	None
	Jacqueline L. Case PO Box 500 Minot, North Dakota 58702	Governor, Secretary	None
	Kraig Klebe PO Box 500 Minot, North Dakota 58702	Governor, Treasurer	None

(c)	Not applicable

ITEM 33: LOCATION OF ACCOUNTS AND RECORDS

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as Registrant’s Custodian and will maintain all records related to that function. Integrity Fund Services, LLC (“Integrity Fund Services”), serves as Registrant’s transfer agent and maintains all records related to that function. Integrity Fund Services also serves as Registrant’s accounting service agent and maintains all records related to that function. Viking Fund Management, LLC, serves as Registrant’s investment adviser and Integrity Funds Distributor, LLC, serves as Registrant’s principal underwriter and maintain all records related to those functions, respectively. Registrant maintains all of its corporate records. The street address of each of the foregoing (other than the custodian) is 1 North Main Street, Minot, North Dakota 58703.

ITEM 34: MANAGEMENT SERVICES

Not applicable

ITEM 35: UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Number 74 to Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 28th day of November, 2016.

INTEGRITY MANAGED PORTFOLIOS
By:	/s/ Shannon D. Radke
Shannon D. Radke
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 74 to the Registration Statement has been signed below by the following persons in the capacities indicated on November 28, 2016:

Signature	Title

/s/ Shannon D. Radke	President
Shannon D. Radke	(Principal Executive Officer)

/s/ Adam Forthun	Treasurer
Adam Forthun	(Principal Financial and Accounting Officer)

Robert E. Walstad*	Trustee and Chairman of the Board
Jerry M. Stai*	Trustee	)	By:	/s/ Shannon D. Radke
Orlin W. Backes*	Trustee	)		Shannon D. Radke
R. James Maxson*	Trustee	)		Attorney-in-Fact
Wade A. Dokken*	Trustee	)

*

An original power of attorney authorizing Shannon D. Radke to execute any amendment to Registration Statement No. 33-36324 for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment No. 74 to the Registration Statement is being filed has previously been executed and is being filed herewith with the Securities and Exchange Commission.

EXHIBIT LISTING

(h)	(4)	Management Fee Waiver and Expense Reimbursement Agreement between Registrant and Viking Management on behalf of all Series

(i)	(13)	Consent of Chapman and Cutler LLP

(j)	Consent of Independent Auditors—Cohen & Company, Ltd.

(p)	Code of Ethics

(z)	Power of Attorney Authorization